Exhibit 1.1

                                                            BLAKE DAWSON WALDRON
                                                                   LAWYERS
--------------------------------------------------------------------------------

                                 CONSTITUTION OF
                                 PSIVIDA LIMITED

                               ABN 78 009 232 026


                                  7 APRIL 2004

Level 19, Forrest Centre
221 St George's Terrace
PERTH WA 6000
Telephone: (08) 9366 8000
Fax: (08) 9366 8111
REF: DRD:LCS:1359 5530


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
                                    CONTENTS
1.    PRELIMINARY                                                                                         1

      1.1      REPLACEABLE RULES                                                                          1
      1.2      DEFINITIONS                                                                                1
      1.3      INTERPRETATION OF THIS DOCUMENT                                                            3

2.    LISTING RULES                                                                                       4

3.    DIRECTORS                                                                                           4

      3.1      NUMBER OF DIRECTORS                                                                        4
      3.2      QUALIFICATION                                                                              4
      3.3      APPOINTMENT BY THE BOARD                                                                   4
      3.4      ELECTION BY GENERAL MEETING                                                                5
      3.5      ELIGIBLE CANDIDATES                                                                        5
      3.6      ONE THIRD OF DIRECTORS RETIRE ANNUALLY                                                     5
      3.7      SELECTION OF DIRECTORS TO RETIRE                                                           6
      3.8      TIME OF RETIREMENT                                                                         6
      3.9      CESSATION OF DIRECTOR'S APPOINTMENT                                                        6
      3.10     REMOVAL FROM OFFICE                                                                        6
      3.11     TOO FEW DIRECTORS                                                                          7

4.    ALTERNATE DIRECTORS                                                                                 7

      4.1      APPOINTMENT OF ALTERNATES                                                                  7
      4.2      NOTICE OF BOARD MEETINGS                                                                   7
      4.3      OBLIGATIONS AND ENTITLEMENTS OF ALTERNATES                                                 7
      4.4      TERMINATION OF APPOINTMENT                                                                 7
      4.5      APPOINTMENTS AND REVOCATIONS IN WRITING                                                    8

5.    POWERS OF THE BOARD                                                                                 8

      5.1      POWERS GENERALLY                                                                           8
      5.2      EXERCISE OF POWERS                                                                         8
      5.3      SALE OF MAIN UNDERTAKING                                                                   8

6.    EXECUTING NEGOTIABLE INSTRUMENTS                                                                    8

7.    MANAGING DIRECTOR                                                                                   8

      7.1      APPOINTMENT AND POWER OF MANAGING DIRECTOR                                                 8
      7.2      RETIREMENT AND REMOVAL OF MANAGING DIRECTOR                                                9
      7.3      MULTIPLE MANAGING DIRECTORS                                                                9
      7.4      TERMINATION OF APPOINTMENT OF MANAGING DIRECTOR                                            9

8.    DELEGATION OF BOARD POWERS                                                                         10

      8.1      POWER TO DELEGATE                                                                         10
      8.2      POWER TO REVOKE DELEGATION                                                                10

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      8.3      TERMS OF DELEGATION                                                                       10
      8.4      PROCEEDINGS OF COMMITTEES                                                                 10

9.    DIRECTOR'S DUTIES AND INTERESTS                                                                    10

      9.1      COMPLIANCE WITH DUTIES UNDER THE LAW                                                      10
      9.2      DIRECTOR NOT DISQUALIFIED FROM HOLDING OTHER OFFICES ETC                                  10
      9.3      DISCLOSURE OF INTERESTS                                                                   10
      9.4      DIRECTOR INTERESTED IN A MATTER                                                           11
      9.5      AGREEMENTS WITH THIRD PARTIES                                                             11
      9.6      OBLIGATION OF SECRECY                                                                     11
      9.7      DIRECTOR TO GIVE INFORMATION TO COMPANY AND ASX                                           11

10.   DIRECTORS' REMUNERATION                                                                            12

      10.1     REMUNERATION OF EXECUTIVE DIRECTORS                                                       12
      10.2     REMUNERATION OF NON-EXECUTIVE DIRECTORS                                                   12
      10.3     ADDITIONAL REMUNERATION FOR EXTRA SERVICES                                                12
      10.4     EXPENSES OF DIRECTORS                                                                     12
      10.5     DIRECTORS' RETIREMENT BENEFITS                                                            13

11.   OFFICERS' INDEMNITY AND INSURANCE                                                                  13

      11.1     INDEMNITY                                                                                 13
      11.2     INSURANCE                                                                                 13
      11.3     FORMER OFFICERS                                                                           14
      11.4     DEEDS                                                                                     14

12.   BOARD MEETINGS                                                                                     14

      12.1     CONVENING BOARD MEETINGS                                                                  14
      12.2     NOTICE OF BOARD MEETING                                                                   14
      12.3     USE OF TECHNOLOGY                                                                         14
      12.4     CHAIRING BOARD MEETINGS                                                                   14
      12.5     QUORUM                                                                                    15
      12.6     MAJORITY DECISIONS                                                                        15
      12.7     PROCEDURAL RULES                                                                          15
      12.8     WRITTEN RESOLUTION                                                                        15
      12.9     ADDITIONAL PROVISIONS CONCERNING WRITTEN RESOLUTIONS                                      15
      12.10    VALID PROCEEDINGS                                                                         16

13.   MEETINGS OF MEMBERS                                                                                16

      13.1     ANNUAL GENERAL MEETING                                                                    16
      13.2     CALLING MEETINGS OF MEMBERS                                                               16
      13.3     NOTICE OF MEETING                                                                         16
      13.4     POSTPONEMENT OR CANCELLATION                                                              16
      13.5     FRESH NOTICE                                                                              17
      13.6     NOTICE TO JOINT HOLDERS OF SHARES                                                         17
      13.7     TECHNOLOGY                                                                                17
      13.8     ACCIDENTAL OMISSION                                                                       17
      13.9     CLASS MEETINGS                                                                            17


                                       ii

14.   PROCEEDINGS AT MEETINGS OF MEMBERS                                                                 17

      14.1     MEMBER PRESENT AT MEETING                                                                 17
      14.2     QUORUM                                                                                    17
      14.3     QUORUM NOT PRESENT                                                                        17
      14.4     CHAIRING MEETINGS OF MEMBERS                                                              18
      14.5     ATTENDANCE AT MEETINGS OF MEMBERS                                                         18
      14.6     MEMBERS RIGHTS SUSPENDED WHILE CALL UNPAID                                                18
      14.7     CHAIRMAN'S POWERS AT A MEETING OF MEMBERS                                                 18
      14.8     ADMISSION TO GENERAL MEETINGS                                                             19
      14.9     ADJOURNMENT                                                                               19
      14.10    BUSINESS AT ADJOURNED MEETINGS                                                            19

15.   PROXIES, ATTORNEYS AND REPRESENTATIVES                                                             20

      15.1     APPOINTMENT OF PROXIES                                                                    20
      15.2     MEMBER'S ATTORNEY                                                                         20
      15.3     DEPOSIT OF PROXY FORMS AND POWERS OF ATTORNEY                                             20
      15.4     EVIDENCE OF PROXY FORMS, POWERS OF ATTORNEY AND OTHER APPOINTMENTS                        20
      15.5     CORPORATE REPRESENTATIVES                                                                 21
      15.6     STANDING APPOINTMENTS                                                                     21
      15.7     SUSPENSION OF PROXY OR ATTORNEY'S POWERS IF MEMBER PRESENT                                21
      15.8     PRIORITY OF CONFLICTING APPOINTMENTS OF ATTORNEY OR REPRESENTATIVE                        21
      15.9     MORE THAN 2 CURRENT PROXY APPOINTMENTS                                                    21
      15.10    CONTINUING AUTHORITY                                                                      21

16.   ENTITLEMENT TO VOTE                                                                                22

      16.1     DETERMINING VOTING ENTITLEMENTS                                                           22
      16.2     NUMBER OF VOTES                                                                           22
      16.3     CASTING VOTE OF CHAIRMAN                                                                  23
      16.4     VOTES OF JOINT HOLDERS                                                                    23
      16.5     VOTES OF TRANSMITTEES AND GUARDIANS                                                       23
      16.6     VOTING RESTRICTIONS                                                                       23
      16.7     DECISION ON RIGHT TO VOTE                                                                 24

17.   HOW VOTING IS CARRIED OUT                                                                          24

      17.1     METHOD OF VOTING                                                                          24
      17.2     DEMAND FOR A POLL                                                                         24
      17.3     WHEN AND HOW POLLS MUST BE TAKEN                                                          24

18.   SECRETARY                                                                                          25

      18.1     APPOINTMENT OF SECRETARY                                                                  25
      18.2     TERMS AND CONDITIONS OF OFFICE                                                            25
      18.3     CESSATION OF SECRETARY'S APPOINTMENT                                                      25
      18.4     REMOVAL FROM OFFICE                                                                       25
      18.5     SECRETARY TO GIVE INFORMATION TO COMPANY                                                  25

19.   MINUTES                                                                                            25

      19.1     MINUTES MUST BE KEPT                                                                      25


                                       iii
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      19.2     MINUTES AS EVIDENCE                                                                       26
      19.3     INSPECTION OF MINUTE BOOKS                                                                26

20.   COMPANY SEALS                                                                                      26

      20.1     COMMON SEAL                                                                               26
      20.2     USE OF SEALS                                                                              26
      20.3     FIXING SEALS TO DOCUMENTS                                                                 26

21.   FINANCIAL REPORTS AND AUDIT                                                                        27

      21.1     COMPANY MUST KEEP FINANCIAL RECORDS                                                       27
      21.2     FINANCIAL REPORTING                                                                       27
      21.3     AUDIT                                                                                     27
      21.4     CONCLUSIVE REPORTS                                                                        27
      21.5     INSPECTION OF FINANCIAL RECORDS AND BOOKS                                                 27

22.   SHARES                                                                                             27

      22.1     ISSUE AT DISCRETION OF BOARD                                                              27
      22.2     PREFERENCE AND REDEEMABLE PREFERENCE SHARES                                               28
      22.3     RESTRICTIONS ON ISSUE                                                                     28
      22.4     BROKERAGE AND COMMISSIONS                                                                 28
      22.5     SURRENDER OF SHARES                                                                       28
      22.6     VARIATION OF RIGHTS                                                                       28

23.   CERTIFICATES                                                                                       28

      23.1     UNCERTIFICATED SECURITIES                                                                 28
      23.2     CERTIFICATED SHARES                                                                       29
      23.3     MULTIPLE CERTIFICATES AND JOINT HOLDERS                                                   29
      23.4     LOST AND WORN OUT CERTIFICATES                                                            29

24.   REGISTER                                                                                           29

      24.1     JOINT HOLDERS                                                                             29
      24.2     NON-BENEFICIAL HOLDERS                                                                    29

25.   PARTLY PAID SHARES                                                                                 30

      25.1     FIXED INSTALMENTS                                                                         30
      25.2     PREPAYMENT OF CALLS                                                                       30
      25.3     CALLS MADE BY BOARD                                                                       30
      25.4     NOTICE OF CALL                                                                            30
      25.5     CLASSES OF SHARES                                                                         31
      25.6     OBLIGATION TO PAY CALLS                                                                   31
      25.7     CALLED AMOUNTS                                                                            31
      25.8     PROOF OF CALL                                                                             31
      25.9     FORFEITURE NOTICE                                                                         31
      25.10    FORFEITURE                                                                                32
      25.11    DISPOSAL AND RE-ISSUE OF FORFEITED SHARES                                                 32
      25.12    NOTICE OF FORFEITURE                                                                      32
      25.13    CANCELLATION OF FORFEITURE                                                                32


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      25.14    EFFECT OF FORFEITURE                                                                      32
      25.15    APPLICATION OF PROCEEDS                                                                   32
      25.16    TITLE OF NEW HOLDER                                                                       33
      25.17    MORTGAGE OF UNCALLED CAPITAL                                                              33

26.   COMPANY LIENS                                                                                      33

      26.1     EXISTENCE OF LIENS                                                                        33
      26.2     SALE UNDER LIEN                                                                           33
      26.3     PROTECTION OF LIEN                                                                        34
      26.4     INDEMNITY FOR PAYMENTS REQUIRED TO BE MADE BY THE COMPANY                                 34

27.   DIVIDENDS                                                                                          34

      27.1     ACCUMULATION OF RESERVES                                                                  34
      27.2     DIVIDENDS MUST BE PAID OUT OF PROFITS                                                     35
      27.3     PAYMENT OF DIVIDENDS                                                                      35
      27.4     AMOUNT OF DIVIDEND                                                                        35
      27.5     PREPAYMENTS, PAYMENTS DURING DIVIDEND PERIOD AND CREDITS WITHOUT PAYMENT                  35
      27.6     DIVIDENDS IN KIND                                                                         35
      27.7     SOURCE OF DIVIDENDS                                                                       36
      27.8     METHOD OF PAYMENT                                                                         36
      27.9     JOINT HOLDERS' RECEIPT                                                                    36
      27.10    RETENTION OF DIVIDENDS BY COMPANY                                                         36
      27.11    NO INTEREST ON DIVIDENDS                                                                  36

28.   SHARE PLANS                                                                                        36

      28.1     IMPLEMENTING SHARE PLANS                                                                  36
      28.2     BOARD OBLIGATIONS AND DISCRETIONS                                                         37

29.   TRANSFER OF SHARES                                                                                 37

      29.1     MODES OF TRANSFER                                                                         37
      29.2     MARKET OBLIGATIONS                                                                        38
      29.3     DELIVERY OF TRANSFER AND CERTIFICATE                                                      38
      29.4     RESTRICTED SECURITIES                                                                     38
      29.5     REFUSAL TO REGISTER TRANSFER                                                              39
      29.6     TRANSFEROR REMAINS HOLDER UNTIL TRANSFER REGISTERED                                       39
      29.7     POWERS OF ATTORNEY                                                                        39

29A.  PROPORTIONAL TAKEOVER APPROVAL                                                                     40

      29A.1    SPECIAL DEFINITIONS                                                                       40
      29A.2    LIMITED LIFE OF RULE                                                                      40
      29A.3    RESTRICTION ON REGISTRATION OF TRANSFERS                                                  40
      29A.4    APPROVING RESOLUTION                                                                      40
      29A.5    GENERAL MEETING PROVISIONS APPLY                                                          41
      29A.6    NOTICE OF MEETING OUTCOME                                                                 41
      29A.7    FAILURE TO PROPOSE RESOLUTION                                                             41
      29A.8    REJECTED RESOLUTION                                                                       41


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30.   TRANSMISSION OF SHARES                                                                             42

      30.1     DEATH OF JOINT HOLDER                                                                     42
      30.2     DEATH OF SINGLE HOLDER                                                                    42
      30.3     TRANSMISSION OF SHARES ON INSOLVENCY OR MENTAL INCAPACITY                                 42
      30.4     REFUSAL TO REGISTER HOLDER                                                                43

31.   UNMARKETABLE PARCELS                                                                               43

      31.1     BOARD POWER OF SALE                                                                       43
      31.2     NOTICE OF PROPOSED SALE                                                                   43
      31.3     NO SALE WHERE MEMBER GIVES NOTICE                                                         43
      31.4     TERMS OF SALE                                                                             43
      31.5     SHARE TRANSFERS                                                                           43
      31.6     APPLICATION OF PROCEEDS                                                                   44
      31.7     PROTECTIONS FOR TRANSFEREE                                                                44

32.   ALTERATION OF SHARE CAPITAL                                                                        44

      32.1     CAPITALISATION OF PROFITS                                                                 44
      32.2     ADJUSTMENT OF CAPITALISED AMOUNTS                                                         44
      32.3     CONVERSION OF SHARES                                                                      45
      32.4     ADJUSTMENTS ON CONVERSION                                                                 45
      32.5     REDUCTION OF CAPITAL                                                                      45

33.   CURRENCY FOR PAYMENTS                                                                              45

      33.1     BOARD MAY DECIDE CURRENCY                                                                 45
      33.2     CONVERSION TO AUSTRALIAN DOLLARS                                                          46

34.   WINDING UP                                                                                         46

      34.1     ENTITLEMENT OF MEMBERS                                                                    46
      34.2     DISTRIBUTION OF ASSETS GENERALLY                                                          46
      34.3     NO DISTRIBUTION OF LIABILITIES                                                            46
      34.4     DISTRIBUTION NOT IN ACCORDANCE WITH LEGAL RIGHTS                                          46

35.   NOTICES                                                                                            47

      35.1     NOTICES BY COMPANY                                                                        47
      35.2     OVERSEAS MEMBERS                                                                          47
      35.3     WHEN NOTICE IS GIVEN                                                                      47
      35.4     NOTICE TO JOINT HOLDERS                                                                   47
      35.5     COUNTING DAYS                                                                             48
      35.6     NOTICES TO "LOST" MEMBERS                                                                 48

36.   UNCLAIMED MONEY                                                                                    48

SCHEDULE

      TERMS OF ISSUE OF PREFERENCE SHARES                                                                49
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                         CONSTITUTION OF PSIVIDA LIMITED
                               ABN 78 009 232 026

1.    PRELIMINARY

1.1   REPLACEABLE RULES

      The replaceable rules referred to in section 141 do not apply to the Company and are replaced by the rules set out in this document.

1.2   DEFINITIONS

      The following definitions apply in this document.

      "ALTERNATE" means an alternate Director appointed under rule 4.1.

      "APPOINTOR" in relation to an Alternate, means the Director who appointed the Alternate.

      "ASX" means Australian Stock Exchange Limited.

      "BOARD" means the Directors acting collectively under this document.

      "BUSINESS DAY" has the meaning given by the Listing Rules.

      "CALLED AMOUNT" in respect of a share means:

      (a)   the amount of a call on that share which is due and unpaid; and

      (b)   any amount the Board requires a member to pay under rule 25.7.

      "COMPANY" means the company named at the beginning of this document whatever its name is for the time being.

      "DIRECTOR" means a person who is, for the time being, a director of the Company including, where appropriate, an Alternate.

      "DIVIDEND" includes bonus.

      "EXECUTIVE DIRECTOR" means a Director who is an employee of the Company or a subsidiary or acts in an executive capacity for the Company or a subsidiary under a contract for services and includes a Managing Director.

      "INTEREST RATE" means, in respect of each rule in which that term is used:

      (a) the rate for the time being prescribed by the Board in respect of that rule; or

      (b)   if no rate is prescribed, 15% each year.

      "LAW" means the Corporations Law.

      "LISTING RULES" means the Listing Rules of ASX and any other rules of ASX which are applicable while the Company is admitted to the Official List of ASX, each as amended or replaced from time to time, except to the extent of any express written waiver by ASX.

      "MANAGING DIRECTOR" means a managing director appointed under rule 7.1.

      "MEMBER" means a person whose name is entered in the Register as the holder of a share.

      "MARKET TRANSFER" means a transfer (within the meaning of Division 3 of Part 7.13) that:

      (a) according to the SCH business rules, is a proper SCH regulated transfer; or

      (b) is a valid transfer under a computerised or electronic system established or recognised by the Law, the Listing Rules or the SCH business rules for the purpose of facilitating dealings in shares.

      "ORDINARY RESOLUTION" means a resolution of members other than a special resolution.

      SEE SECTIONS
      168, 169 AND
      THE LISTING
      RULES

      "REGISTER" means the register of members kept as required by sections 168 and 169 and includes a computerised or electronic subregister established and administered under the SCH business rules.

      "REMUNERATION" in relation to a Director (other than an Executive
      Director):

      (a) includes fees, salary, bonuses, fringe benefits and superannuation contributions provided by the Company; and

      (b) excludes a payment made as compensation for loss of office or in connection with retirement from office (which includes resignation from office and death while in office) and an insurance premium paid by the Company or indemnity under rule 11.

      "SCH BUSINESS RULES" means the business rules (within the meaning of Chapter 7) of the securities clearing house as they apply to the Company for the time being.

      "SECRETARY" means, during the term of that appointment, a person appointed as a secretary of the Company in accordance with this document.

      "SPECIAL RESOLUTION" has the meaning given by section 9.

      "UNMARKETABLE PARCEL" means a parcel of shares of a single class registered in the same name or the same joint names which is:

      (a) less than the number that constitutes a marketable parcel of shares of that class under the business rules of ASX; or

      (b) subject to the Law, the Listing Rules and the business rules of ASX, any other number determined by the Board from time to time.

      "VOTING MEMBER" in relation to a general meeting, or meeting of a class of members, means a member who has the right to be present and to vote on at least 1 item of business to be considered at the meeting.

1.3   INTERPRETATION OF THIS DOCUMENT

         Headings and marginal notes are for convenience only, and do not affect interpretation. The following rules also apply in interpreting this document, except where the context makes it clear that a rule is not intended to apply.

      (a)   A reference to:

            (i) legislation (including subordinate legislation), the Listing Rules, the business rules of ASX, or the SCH business rules is to that legislation or those rules as:

                  (A)   amended, modified or waived in relation to the Company;
                        or

                  (B)   re-enacted, amended or replaced

                  and includes any subordinate legislation or rules issued under that legislation or those rules;

            (ii) a document or agreement, or a provision of a document or agreement, is to that document, agreement or provision as amended, supplemented, replaced or novated;

            (iii) a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person; and

            (iv) anything (including a right, obligation or concept) includes each part of it.

      (b)   A singular word includes the plural, and vice versa.

      (c)   A word which suggests 1 gender includes the other genders.

      (d) If a word is defined, another part of speech has a corresponding meaning.

      (e) If an example is given of anything (including a right, obligation or concept), such as by saying it includes something else, the example does not limit the scope of that thing.

      (f) The word "AGREEMENT" includes an undertaking or other binding arrangement or understanding, whether or not in writing.

      (g) A power to do something includes a power, exercisable in the like circumstances, to revoke or undo it.

      (h) A reference to a power is also a reference to authority or discretion.

      (i) A reference to something being "WRITTEN" or "IN WRITING" includes that thing being represented or reproduced in any mode in a visible form.

      (j) Words (other than "REMUNERATION" and those defined in rule 1.2) which are defined by the Law have the same meaning in this document.

      (k) A reference to a Chapter, Part, Division, or section is a reference to a Chapter, Part, Division or section of the Law.

2.    LISTING RULES

      SEE LISTING
      RULES 1.1
      CONDITION 2
      AND 15.11

      If the Company is admitted to an official list of the ASX, it must comply with the following:

      (a) notwithstanding anything contained in this document, if the Listing Rules prohibit an act being done, the act shall not be done;

      (b) nothing contained in this document prevents an act being done that the Listing Rules require to be done;

      (c) if the Listing Rules require an act to be done or not to be done, authority is given for that act to be done or not to be done (as the case may be);

      (d) if the Listing Rules require this document to contain a provision and it does not contain such a provision, this document is deemed to contain that provision;

      (e) if the Listing Rules require this document not to contain a provision and it contains such a provision, this document is deemed not to contain that provision; and

      (f) if any provision of this document is or becomes inconsistent with the Listing Rules, this document is deemed not to contain that provision to the extent of the inconsistency.

3.    DIRECTORS

3.1   NUMBER OF DIRECTORS

      The Board may decide the number of Directors (not counting Alternates) but that number must be at least:

      (a)   3; or

      (b) the number of Directors (not counting Alternates) in office when the decision is made,

      (whichever is greater).

3.2   QUALIFICATION

      A Director need not be a member. Neither the auditor of the Company for the time being nor any partner or employee of the auditor is eligible to act as a Director.

3.3   APPOINTMENT BY THE BOARD

      REPLACES
      SECTION 201H

      Subject to this document, section 201E, and to the number of Directors for the time being fixed under rule 3.1 not being exceeded, the Board may appoint a person to be a Director at any time except during a general meeting. Any Director so appointed:

      (a) automatically retires at the next annual general meeting and is eligible for re-election by that general meeting; and

      (b) is not taken into account in deciding the rotation or retirement of Directors or the number of them to retire under rule 3.6 at that general meeting.

3.4   ELECTION BY GENERAL MEETING

      REPLACES
      SECTION 201G

      Subject to this document, section 201E, and to the number of Directors for the time being fixed under rule 3.1 not being exceeded, the Company may elect Directors by ordinary resolution. A Director appointed to replace one removed from office under rule 3.10 must retire when the Director replaced would have been required to retire if not removed and is eligible for re-election.

3.5   ELIGIBLE CANDIDATES

      The Company in general meeting cannot validly elect a person as a Director unless:

      (a)   the person retires under rule 3.3, 3.4 or 3.6 and seeks re-election;

      (b)   the Board recommends the appointment; or

      (c) at least 35 business days (in the case of a meeting that members have requested directors to call, 30 business days) before the meeting at which the relevant resolution will be considered, the Company receives both:

            (i) a nomination of the person by a member (who may be the person); and

            (ii)  a consent to act as a Director signed by the person;

            at its registered office.

      The Company must notify members of every candidate for election as a Director at least 7 days before the relevant general meeting.

3.6   ONE THIRD OF DIRECTORS RETIRE ANNUALLY

      At each annual general meeting:

      (a) one third (or if that is not a whole number, the whole number nearest to one third) of the Directors who are not:

            (i)   appointed, and required to retire, under rule 3.3;

            (ii)  Directors who vacate office under section 201C;

            (iii) the Managing Director (or if there is more than 1, the 1 (if any) nominated under rule 7.3(a)); or

            (iv)  Directors only because they are Alternates; and

      (b) subject to rule 7.2 any Director who would, if that Director remained in office until the next annual general meeting, have held that office for more than 3 years,

      must retire from office and are eligible for re-election.

3.7   SELECTION OF DIRECTORS TO RETIRE

      Subject to rule 3.4, the Directors who retire under rule 3.6 are those who have held office the longest since last being elected or appointed. If 2 or more Directors have been in office for the same period, those Directors may agree which of them will retire. If they do not agree, they must draw lots to decide which of them must retire.

3.8   TIME OF RETIREMENT

      A Director's retirement under rule 3.3 or 3.6 takes effect at the end of the relevant annual general meeting unless the Director is re-elected at that meeting.

3.9   CESSATION OF DIRECTOR'S APPOINTMENT

      A person automatically ceases to be a Director if the person:

      (a) is not permitted by the Law (or an order made under the Law) to be a director;

      (b) becomes disqualified from managing corporations under Part 2D.6 and is not given permission or leave to manage the Company under section 206F or 206G;

      (c) becomes of unsound mind or physically or mentally incapable of performing the functions of that office;

      (d) fails to attend Board meetings (either personally or by an Alternate) for a continuous period of 3 months without leave of absence from the Board;

      RULE 3.9(E)
      REPLACES
      SECTION 203A

      (e)   resigns by notice in writing to the Company;

      (f)   is removed from office under rule 3.10; or

      (g)   ceases to qualify as a Director under rule 3.2.

3.10  REMOVAL FROM OFFICE

      Whether or not a Director's appointment was expressed to be for a specified period:

      (a)   the Company by ordinary resolution; or

      (b) members holding a majority of the issued shares of the Company conferring the right to vote, by writing delivered to the Company,

      may remove a Director from office.

      The powers to remove a Director under this rule are in addition to section 203D.

3.11  TOO FEW DIRECTORS

      If the number of Directors is reduced below the minimum required by rule 3.1, the continuing Directors may act as the Board only:

      (a)   to appoint Directors up to that minimum number;

      (b)   to convene a meeting of members; and

      (c)   in emergencies.

4.    ALTERNATE DIRECTORS

4.1   APPOINTMENT OF ALTERNATES

      REPLACES
      SECTION 201K

      Subject to rule 3.2, a Director (other than an Alternate) may appoint a person who is approved by the Board (without the vote of the Appointor) to act as Alternate for a specified period or each time the Appointor is unable to attend a Board meeting or act as a Director.

4.2   NOTICE OF BOARD MEETINGS

      If the Appointor requests the Company to give the Alternate notice of Board meetings, the Company must do so. Unless the Appointor has requested it, the Company need not give notice of Board meetings to an Alternate.

4.3   OBLIGATIONS AND ENTITLEMENTS OF ALTERNATES

      An Alternate:

      (a) may attend and vote in place of the Appointor at a Board meeting at which the Appointor is not present;

      (b)   if also a Director, has a separate right to vote as Alternate;

      (c) if Alternate for more than 1 Appointor, has a separate right to vote in place of each Appointor;

      (d) when acting as Alternate, is an officer of the Company and subject to all the duties, and entitled to exercise all the powers and rights, of the Appointor as a Director; and

      (e) is entitled to reasonable travelling, accommodation and other expenses incurred in attending meetings of the Board or of the Company or while otherwise engaged on the business of the Company on the same basis as other Directors but is not entitled to any other remuneration from the Company (but the Appointor may further remunerate the Alternate).

4.4   TERMINATION OF APPOINTMENT

      The Appointor may at any time revoke the appointment of a person as an Alternate whether or not that appointment is for a specified period. Any appointment of an Alternate immediately ceases if:

      (a)   the Appointor ceases to be a Director; or

      (b) an event occurs which would cause the Alternate to cease to be a Director under rule 3.9 if the Alternate were a Director.

4.5   APPOINTMENTS AND REVOCATIONS IN WRITING

      The Appointor must appoint, and revoke the appointment of, any Alternate in writing. The appointment or revocation is not effective until a copy is provided to the Company.

5.    POWERS OF THE BOARD

5.1   POWERS GENERALLY

      REPLACES
      SECTION 198A

      Except as otherwise required by the Law, any other applicable law, the Listing Rules or this document, the Board:

      (a)   has power to manage the business of the Company; and

      (b) subject to rule 5.3, may exercise every right, power or capacity of the Company to the exclusion of the Company in general meeting and the members.

5.2   EXERCISE OF POWERS

      A power of the Board can be exercised only:

      (a) by resolution passed at a meeting of the Board or otherwise in accordance with rule 12; or

      NOTE SECTION
      109ZE(B)

      (b) in accordance with a delegation of the power under rule 7, 8 or 25.17.

5.3   SALE OF MAIN UNDERTAKING

      Unless otherwise permitted by the Listing Rules or the Law, the Board must not sell or dispose of the main undertaking of the Company unless the decision is ratified by the Company in general meeting.

6.    EXECUTING NEGOTIABLE INSTRUMENTS

      REPLACES
      SECTION 198B

      The Board must decide the manner (including the use of facsimile signatures if thought appropriate) in which negotiable instruments can be executed, accepted or endorsed for and on behalf of the Company. The Company may execute, accept, or endorse negotiable instruments only in the manner for the time being decided by the Board.

7.    MANAGING DIRECTOR

7.1   APPOINTMENT AND POWER OF MANAGING DIRECTOR

      REPLACES
      SECTIONS 198C
      AND 201J

      The Board may appoint 1 or more Directors to be a Managing Director either for a specified term (but not for life) or without specifying a term.

      The Board may delegate any of the powers of the Board to a Managing
      Director:

      NOTE SECTION
      109ZE(B)

      (a)   on the terms and subject to any restrictions the Board decides; and

      (b) so as to be concurrent with, or to the exclusion of, the powers of the Board,

      and may revoke the delegation at any time.

      This rule does not limit rule 8.

7.2   RETIREMENT AND REMOVAL OF MANAGING DIRECTOR

      Subject to rule 7.3 a Managing Director is not:

      (a)   required to retire; or

      (b) to be taken into account in determining the number of Directors to retire,

      by rotation under rule 3.6 but (subject to any contract between the Company and that Managing Director) is otherwise subject to the same rules regarding resignation, removal and retirement from office as the other Directors.

7.3   MULTIPLE MANAGING DIRECTORS

      If there are 2 or more Managing Directors at the same time:

      (a) the Board may nominate one of them as the Managing Director to be exempted from retirement by rotation under rule 3.6 and may revoke the nomination at any time;

      (b) if a Managing Director has been nominated under rule 7.3(a) and the Board later nominates a different Managing Director under that rule, the one first nominated must retire by rotation at the next annual general meeting unless elected at either of the last 2 annual general meetings; and

      (c) if none of them is the subject of a current nomination under rule 7.3(a), all of them must retire by rotation under rule 3.6.

7.4   TERMINATION OF APPOINTMENT OF MANAGING DIRECTOR

      REPLACES
      SECTION 203F

      The appointment of a Managing Director terminates if:

      (a)   the Managing Director ceases for any reason to be a Director; or

      (b) the Board removes the Managing Director from the office of Managing Director (which, subject to any contract between the Company and the Managing Director, the Board has power to do),

      whether or not the appointment was expressed to be for a specified term.

8.    DELEGATION OF BOARD POWERS

8.1   POWER TO DELEGATE

      The Board may delegate any of its powers as permitted by section 198D.

8.2   POWER TO REVOKE DELEGATION

      The Board may revoke a delegation previously made whether or not the delegation is expressed to be for a specified period.

8.3   TERMS OF DELEGATION

      NOTE SECTION
      109ZE(B)

      A delegation of powers under rule 8.1 may be made:

      (a)   for a specified period or without specifying a period; and

      (b)   on the terms and subject to any restrictions the Board decides.

      A document of delegation may contain the provisions for the protection and convenience of those who deal with the delegate that the Board thinks appropriate.

8.4   PROCEEDINGS OF COMMITTEES

      Subject to the terms on which a power of the Board is delegated to a committee, the meetings and proceedings of committees are, to the greatest extent practical, governed by the rules of this document which regulate the meetings and proceedings of the Board.

9.    DIRECTOR'S DUTIES AND INTERESTS

9.1   COMPLIANCE WITH DUTIES UNDER THE LAW

      Each Director must comply with sections 180 to 183.

9.2   DIRECTOR NOT DISQUALIFIED FROM HOLDING OTHER OFFICES ETC

      A Director is not disqualified by reason only of being a Director from:

      (a) holding any office or place of profit or employment other than that of the Company's auditor;

      (b) being a member or creditor of any corporation (including the Company) or partnership other than the auditor; or

      (c)   entering into any agreement with the Company.

9.3   DISCLOSURE OF INTERESTS

      Each Director must comply with section 191 and any relevant general law principles in relation to disclosure of the Director's interests.

9.4   DIRECTOR INTERESTED IN A MATTER

      Each Director must comply with section 195 in relation to being present, and voting, at a Board meeting that considers a matter in which the Director has a material personal interest. Subject to section 195:

      (a) a Director may be counted in a quorum at a Board meeting that considers, and may vote on, any matter in which that Director has an interest;

      (b) the Company may proceed with any transaction that relates to the interest and the Director may participate in the execution of any relevant document by or on behalf of the Company;

      (c) the Director may retain benefits under the transaction even though the Director has the interest; and (d) the Company cannot avoid the transaction merely because of the existence of the interest.

      If the interest is required to be disclosed under rule 9.3, paragraph (c) applies only if it is disclosed before the transaction is entered into.

9.5   AGREEMENTS WITH THIRD PARTIES

      The Company cannot avoid an agreement with a third party merely because a
      Director:

      (a)   fails to make a disclosure required by rule 9.3; or

      (b) is present at, or counted in the quorum for, a Board meeting that considers or votes on that agreement in breach of section 195.

9.6   OBLIGATION OF SECRECY

      Every Director and Secretary must keep the transactions and affairs of the Company and the state of its financial reports confidential unless required to disclose them:

      (a)   in the course of duties as an officer of the Company;

      (b)   by the Board or the Company in general meeting; or

      (c)   by law or under the Listing Rules.

      The Company may require a Director, Secretary, auditor, trustee, committee member or other person engaged by it to sign a confidentiality undertaking consistent with this rule. A Director or Secretary must do so if required by the Company.

9.7   DIRECTOR TO GIVE INFORMATION TO COMPANY AND ASX

      Each Director must comply with sections 205C, 205F and 205G.

10.   DIRECTORS' REMUNERATION

10.1  REMUNERATION OF EXECUTIVE DIRECTORS

      REPLACES
      SECTION 202A

      Subject to any contract with the Company and to the Listing Rules, the Board may fix the remuneration of each Executive Director. That remuneration may consist of salary, bonuses or any other elements but must not be a commission on or percentage of profits or operating revenue.

10.2  REMUNERATION OF NON-EXECUTIVE DIRECTORS

      The Directors (other than the Executive Directors and those who are Directors only because they are Alternates) are entitled to be paid, out of the funds of the Company, an amount of Remuneration which:

      (a)   does not:

            (i) in any year exceed in aggregate the amount last fixed by ordinary resolution; or

            (ii) consist of a commission on or percentage of profits or operating revenue; and

      (b)   is allocated among them:

            (i) on an equal basis having regard to the proportion of the relevant year for which each Director held office; or

            (ii)  as otherwise decided by the Board; and

      (c) is provided in the manner the Board decides, which may include provision of non-cash benefits.

      If the Board decides to include non-cash benefits in a Director's Remuneration, the Board must also decide the manner in which the value of those benefits is to be calculated for the purposes of this rule.

10.3  ADDITIONAL REMUNERATION FOR EXTRA SERVICES

      If a Director, at the request of the Board and for the purposes of the Company, performs extra services or makes special exertions (including going or living away from the Director's usual residential address), the Company may pay that Director a fixed sum set by the Board for doing so. Remuneration under this rule may be either in addition to or in substitution for any remuneration to which that Director is entitled under rule 10.1 or 10.2.

10.4  EXPENSES OF DIRECTORS

      The Company must pay a Director (in addition to any remuneration) all reasonable expenses (including travelling and accommodation expenses) incurred by the Director:

      (a) in attending meetings of the Company, the Board, or a committee of the Board;

      (b)   on the business of the Company; or

      (c)   in carrying out duties as a Director.

10.5  DIRECTORS' RETIREMENT BENEFITS

      Subject to Division 2 of Part 2D.2 and the Listing Rules, the Company may:

      (a) agree with a Director or person about to become a Director that, when or after the person dies or otherwise ceases to be a Director, the Company will pay a pension or lump sum benefit to:

            (i)   that person; or

            (ii) after that person's death, any of the surviving spouse, dependants or legal personal representatives of that person; or

      (b) pay such a pension or lump sum benefit whether or not the Company has agreed to do so.

11.   OFFICERS' INDEMNITY AND INSURANCE

11.1  INDEMNITY

      Subject to and so far as permitted by the Law:

      (a) the Company must, to the extent the person is not otherwise indemnified, indemnify every officer of the Company and its wholly owned subsidiaries and may indemnify its auditor against a Liability incurred as such an officer or auditor to a person (other than the Company or a related body corporate) including a Liability incurred as a result of appointment or nomination by the Company or subsidiary as a trustee or as an officer of another corporation, unless the Liability arises out of conduct involving a lack of good faith; and

      (b) the Company may make a payment (whether by way of advance, loan or otherwise) in respect of legal costs incurred by an officer or employee or auditor in defending an action for a Liability incurred as such an officer, employee or auditor or in resisting or responding to actions taken by a government agency or a liquidator.

      In this rule, "LIABILITY" means a liability of any kind (whether actual or contingent and whether fixed or unascertained) and includes costs, damages and expenses, including costs and expenses incurred in connection with any investigation or inquiry by a government agency or a liquidator.

11.2  INSURANCE

      Subject to the Law, the Company may enter into, and pay premiums on, a contract of insurance in respect of any person.

11.3  FORMER OFFICERS

      The indemnity in favour of officers under rule 11.1 is a continuing indemnity. It applies in respect of all acts done by a person while an officer of the Company or one of its wholly owned subsidiaries even though the person is not an officer at the time the claim is made.

11.4  DEEDS

      Subject to the Law, without limiting a person's rights under this rule 11, the Company may enter into an agreement with a person who is or has been an officer of the Company or any of the Company's subsidiaries, to give effect to the rights of the person under this rule 11 on any terms and conditions that the Board thinks fit.

12.   BOARD MEETINGS

12.1  CONVENING BOARD MEETINGS

      REPLACES
      SECTION 248C

      A Director may at any time, and a Secretary must on request from a Director, convene a Board meeting.

12.2  NOTICE OF BOARD MEETING

      The convenor of each Board meeting:

      (a) must give reasonable notice of the meeting (and, if it is adjourned, of its resumption) individually to:

            (i)   each Director who is in Australia; and

            (ii) each Alternate in respect of whom the Appointor has given notice under rule 4.2 requiring notice of Board meetings to be given to that Alternate or whose Appointor is not given notice due to being outside Australia; and

      (b)   may give that notice orally (including by telephone) or in writing,

      but failure to give notice to, or non-receipt of notice by, a Director does not result in a Board meeting being invalid.

12.3  USE OF TECHNOLOGY

      A Board meeting may be held using any means of audio or audio-visual communication by which each Director participating can hear and be heard by each other Director participating or in any other way permitted by section 248D. A Board meeting held solely or partly by technology is treated as held at the place at which the greatest number of the Directors present at the meeting is located or, if an equal number of Directors is located in each of 2 or more places, at the place where the chairman of the meeting is located.

12.4  CHAIRING BOARD MEETINGS

      REPLACES
      SECTION 248E

      The Board may elect a Director to chair its meetings and decide the period for which that Director holds that office. If there is no chairman of Directors or the chairman is not present within 15 minutes after the time for which a Board meeting is called or is unwilling to act, the Directors present must elect a Director present to chair the meeting.

12.5  QUORUM

      REPLACES
      SECTION 248F

      Unless the Board decides otherwise, the quorum for a Board meeting is 2 Directors and a quorum must be present for the whole meeting. An Alternate who is also a Director or a person who is an Alternate for more than 1 Appointor may only be counted once toward a quorum. A Director is treated as present at a meeting held by audio or audio-visual communication if the Director is able to hear and be heard by all others attending. If a meeting is held in another way permitted by section 248D, the Board must resolve the basis on which Directors are treated as present.

12.6  MAJORITY DECISIONS

      REPLACES
      SECTION 248G

      A resolution of the Board must be passed by a majority of the votes cast by Directors entitled to vote on the resolution. If an equal number of votes is cast for and against a resolution:

      (a)   the chairman of the meeting has a second or casting vote unless:

            (i)   only 2 Directors are entitled to vote; or

            (ii)  the chairman of the meeting is not entitled to vote; and

      (b) if the chairman does not have a second or casting vote under rule 12.6(a), the matter is decided in the negative.

12.7  PROCEDURAL RULES

      The Board may adjourn and, subject to this document, otherwise regulate its meetings as it decides.

12.8  WRITTEN RESOLUTION

      REPLACES
      SECTION 248A

      If all the Directors entitled to receive notice of a Board meeting and to vote on the resolution sign a document containing a statement that they are in favour of the resolution set out in the document, a Board resolution in those terms is passed at the time when the last Director signs.

12.9  ADDITIONAL PROVISIONS CONCERNING WRITTEN RESOLUTIONS

      For the purpose of rule 12.8:

      (a) 2 or more separate documents in identical terms, each of which is signed by 1 or more Directors, are treated as 1 document;

      (b) signature of a document by an Alternate is not required if the Appointor of that Alternate has signed the document;

      (c) signature of a document by the Appointor of an Alternate is not required if that Alternate has signed the document in that capacity; and

      (d) a telex, telegram, facsimile or electronic message containing the text of the document expressed to have been signed by a Director that is sent to the Company is a document signed by that Director at the time of its receipt by the Company.

12.10 VALID PROCEEDINGS

      Each resolution passed or thing done by, or with the participation of, a person acting as a Director or member of a committee is valid even if it is later discovered that:

      (a)   there was a defect in the appointment of the person; or

      (b) the person was disqualified from continuing in office, voting on the resolution or doing the thing.

13.   MEETINGS OF MEMBERS

13.1  ANNUAL GENERAL MEETING

      The Company must hold an annual general meeting as required by section
      250N.

13.2  CALLING MEETINGS OF MEMBERS

      A meeting of members:

      (a)   may be convened at any time by the Board or a Director; and

      (b) must be convened by the Board when required by section 249D or 250N or by order made under section 249G.

13.3  NOTICE OF MEETING

      Subject to rule 13.6, at least 28 days' written notice of a meeting of members must be given individually to:

      (a) each member (whether or not the member is entitled to vote at the meeting);

      (b)   each Director; and

      (c)   to the auditor.

      The notice of meeting must comply with sections 249L, 250BA and 1109N and with the Listing Rules and may be given in any manner permitted by section 249J(3).

13.4  POSTPONEMENT OR CANCELLATION

      Subject to sections 249D(5) and 250N, the Board may:

      (a)   postpone a meeting of members;

      (b)   cancel a meeting of members; or

      (c)   change the place for a general meeting,

      by written notice given to ASX.

13.5  FRESH NOTICE

      REPLACES
      SECTION 249M

      If a meeting of members is postponed or adjourned for 1 month or more, the Company must give new notice of the resumed meeting.

13.6  NOTICE TO JOINT HOLDERS OF SHARES

      REPLACES
      SECTION 249J(2)

      If a share is held jointly, the Company need only give notice of a meeting of members (or of its cancellation or postponement) to the joint holder who is named first in the Register.

13.7  TECHNOLOGY

      SEE SECTION
      249S

      The Company may hold a meeting of members at 2 or more venues using any technology that gives the members as a whole a reasonable opportunity to participate.

13.8  ACCIDENTAL OMISSION

      The accidental omission to give notice to, or the non-receipt of notice by, any of those entitled to it does not invalidate any resolution passed at a meeting of members.

13.9  CLASS MEETINGS

      Rules 13 to 17 apply to a separate meeting of a class of members as far as they are capable of application and modified as necessary.

14.   PROCEEDINGS AT MEETINGS OF MEMBERS

14.1  MEMBER PRESENT AT MEETING

      If a member has appointed a proxy or attorney or (in the case of a member which is a body corporate) a representative to act at a meeting of members, that member is taken to be present at a meeting at which the proxy, attorney or representative is present.

14.2  QUORUM

      REPLACES SECTIONS
      249T(1) AND (2)

      The quorum for a meeting of members is 2 Voting Members. Each individual present may only be counted once toward a quorum. If a member has appointed more than 1 proxy or representative only 1 of them may be counted toward a quorum.

14.3  QUORUM NOT PRESENT

      REPLACES SECTIONS
      249T(3) AND (4)

      If a quorum is not present within 15 minutes after the time for which a meeting of members is called:

      (a) if called as a result of a request of members under section 249D, the meeting is dissolved; and

      (b)   in any other case:

            (i) the meeting is adjourned to the day, time and place that the Board decides and notifies to members, or if no decision is notified before then, to the same time on the same day in the next week at the same place; and

            (ii) if a quorum is not present at the adjourned meeting, the meeting is dissolved.

14.4  CHAIRING MEETINGS OF MEMBERS

      REPLACES SECTIONS
      249U(1) TO (3)

      If the Board has appointed a Director to chair Board meetings, that Director may also chair meetings of members. If:

      (a) there is no Director who the Board has appointed to chair Board meetings for the time being; or

      (b) the Director appointed to chair Board meetings is not present at the time for which a meeting of members is called or is not willing to chair the meeting,

      the Voting Members present must elect a member or Director present to chair the meeting.

14.5  ATTENDANCE AT MEETINGS OF MEMBERS

      SEE SECTION
      249V

      (a) Every member has the right to attend all meetings of members whether or not entitled to vote.

      (b) Every Director has the right to attend and speak at all meetings of members whether or not a member.

      (c) The auditor has the right to attend any meeting of members and to speak on any part of the business of the meeting which concerns the auditor in the capacity of auditor.

14.6  MEMBERS RIGHTS SUSPENDED WHILE CALL UNPAID

      If a call on a share is due and unpaid, the holding of that share does not entitle the member to be present, speak or vote at, or be counted in the quorum for, a meeting of members.

14.7  CHAIRMAN'S POWERS AT A MEETING OF MEMBERS

      (a)   The chairman of a meeting of members:

            (i) is responsible for the general conduct and procedures to be adopted at the meeting;

            (ii) may, subject to the Law, at any time terminate discussion or debate on any matter being considered by the meeting, where the chairman considers it necessary or desirable for the proper and orderly conduct of the meeting;

            (iii) may, subject to the Law, eject a member from the meeting, at any time the chairman considers it is necessary or desirable for the proper and orderly conduct of the meeting;

            (iv) may require the adoption of any procedure which is in the chairman's opinion necessary or desirable for proper and orderly debate or discussion and the proper and orderly casting or recording of votes at the meeting, and a decision by the chairman under this rule is final.

      (b) The chairman of a meeting may invite a person who is not a member to attend and to speak at the meeting.

      (c) Subject to rule 13.7, if the chairman considers that there are too many persons present at a meeting to fit into the venue where the meeting is to be held, the chairman may nominate a separate meeting place using any technology that gives the members as a whole a reasonable opportunity to participate.

      (d) The chairman's rights under this rule 14.7 are exclusive to the chairman.

14.8  ADMISSION TO GENERAL MEETINGS

      The chairman of a meeting of members may take any action the chairman considers appropriate for the safety of persons attending the meeting and the orderly conduct of the meeting and may refuse admission to, or require to leave and remain out of, the meeting any person:

      (a)   possessing a pictorial-recording or sound-recording device;

      (b)   possessing a placard or banner;

      (c) possessing an article considered by the chairman to be dangerous, offensive or liable to cause disruption;

      (d) who refuses to produce or to permit examination of any article, or the contents of any article, in the person's possession;

      (e) who behaves or threatens to behave in a dangerous, offensive or disruptive way; or

      (f)   who is not entitled to receive notice of the meeting.

      The chairman may delegate the powers conferred by this rule to any person.

14.9  ADJOURNMENT

      REPLACES
      SECTION
      249U(4)

      Subject to rule 13.5, the chairman of a meeting of members at which a quorum is present:

      (a)   may; and

      (b)   must, if directed by ordinary resolution of the meeting,

      adjourn it to another time and place.

14.10 BUSINESS AT ADJOURNED MEETINGS

      REPLACES
      SECTION
      249W(2)

      The only business that may be transacted at a meeting resumed after an adjournment is the business left unfinished immediately before the adjournment.

15.   PROXIES, ATTORNEYS AND REPRESENTATIVES

15.1  APPOINTMENT OF PROXIES

      SEE LISTING
      RULE 14.2

      A member may appoint not more than 2 proxies to attend and act for the member at a meeting of members. An appointment of proxy must be made by written notice to the Company:

      (a)   that complies with section 250A(1); or

      (b) in any other form and mode that complies with the Listing Rules and is (and is signed or acknowledged by the member in a manner) satisfactory to the Board.

      If a member appoints 2 proxies and the appointment does not specify the proportion or number of the member's votes each proxy may exercise, each proxy may exercise half of those votes.

15.2  MEMBER'S ATTORNEY

      A member may appoint an attorney to act, or to appoint a proxy to act, at a meeting of members. If the appointor is an individual, the power of attorney must be signed in the presence of at least one witness.

15.3  DEPOSIT OF PROXY FORMS AND POWERS OF ATTORNEY

      SEE LISTING
      RULE 6.10.2

      An appointment of a proxy or an attorney is not effective for a particular meeting of members unless the instrument effecting the appointment is received by the Company at its registered office or is transmitted to and received at a fax number at that office (or another address including electronic address specified for the purpose in the relevant notice of meeting):

      (a)   at least 48 hours before the time for which the meeting was called;
            or

      (b) if the meeting has been adjourned, at least 48 hours before the resumption of the meeting.

15.4  EVIDENCE OF PROXY FORMS, POWERS OF ATTORNEY AND OTHER APPOINTMENTS

      The Board may require evidence of:

      (a) in the case of a proxy form executed by an attorney, the relevant power of attorney or a certified copy of it;

      (b) in the case of an attorney, the power of attorney or a certified copy of it;

      (c) in the case of a corporate representative, the appointment of the representative in accordance with the Law; or

      (d) in the case of any appointment under this rule 15 which is transmitted to the Company electronically, the identity of the person who transmitted the message containing the appointment.

15.5  CORPORATE REPRESENTATIVES

      A member that is a body corporate may appoint an individual to act as its representative at meetings of members as permitted by section 250D.

15.6  STANDING APPOINTMENTS

      A member may appoint a proxy, attorney or representative to act at a particular meeting of members or make a standing appointment and may revoke any appointment. A proxy, attorney or representative may, but need not, be a member.

15.7  SUSPENSION OF PROXY OR ATTORNEY'S POWERS IF MEMBER PRESENT

      A proxy or attorney has no power to act for a member at a meeting at which the member is present:

      (a)   in the case of an individual, in person; or

      (b)   in the case of a body corporate, by representative.

      A proxy has no power to act for a member at a meeting at which the member is present by attorney.

15.8  PRIORITY OF CONFLICTING APPOINTMENTS OF ATTORNEY OR REPRESENTATIVE

      If more than 1 attorney or representative appointed by a member is present at a meeting of members and the Company has not received notice of revocation of any of the appointments:

      (a) an attorney or representative appointed to act at that particular meeting may act to the exclusion of an attorney or representative appointed under a standing appointment; and

      (b) subject to rule 15.8(a), an attorney or representative appointed under a more recent appointment may act to the exclusion of an attorney or representative appointed earlier in time.

15.9  MORE THAN 2 CURRENT PROXY APPOINTMENTS

      An appointment of proxy by a member is revoked (or, in the case of a standing appointment, suspended for that particular meeting) if the Company receives a further appointment of proxy from that member which would result in there being more than 2 proxies of that member entitled to act at a meeting. The appointment of proxy made first in time is the first to be treated as revoked or suspended by this rule.

15.10 CONTINUING AUTHORITY

      REPLACES
      SECTION 250C(2)

      An act done at a meeting of members by a proxy, attorney or representative is valid even if, before the act is done, the appointing member:

      (a)   dies or becomes mentally incapacitated;

      (b) becomes bankrupt or an insolvent under administration or is wound up;

      (c) revokes the appointment or the authority under which the appointment was made by a third party; or

      (d)   transfers the share to which the appointment relates,

      unless the Company has received written notice of the matter before the start or resumption of the meeting at which the vote is cast.

16.   ENTITLEMENT TO VOTE

16.1  DETERMINING VOTING ENTITLEMENTS

      SEE LISTING
      RULE 6.10.3

      Subject to section 250L(4) and rule 17.2(b) which apply to a demand for a poll, to decide, for the purposes of a particular meeting, who are members of the Company and how many shares they hold, the Company must refer only:

      (a)   if the convenor of the meeting determined a specified time under section 1109N before notice of the meeting was given, to the Register as it stood at that time; or

      (b) otherwise, to the Register as it stood 48 hours before the meeting or at any later time required by the SCH business rules.

16.2  NUMBER OF VOTES

      1. REPLACES
      SECTION 250E(1)
      2. SEE LISTING
      RULE 6.9

      Subject to section 250A(4), rules 14.6, 15, 16.4, 16.5, 16.6 and 29.4 and terms on which shares are issued:

      (a)   on a show of hands:

            (i) if a member has appointed 2 proxies, neither of those proxies may vote; and

            (ii) subject to paragraph (a)(i), every individual present who is a member, or a proxy, attorney or representative of a member, entitled to vote has 1 vote;

      (b) on a poll every member entitled to vote who is present in person or by proxy, attorney or representative:

            (i)   has 1 vote for every fully paid share held; and

            (ii) subject to rule 16.2(c), in respect of each partly paid share held has a fraction of a vote equal to the proportion which the amount paid bears to the total issue price of the share; and

      (c)   unless:

            (i)   permitted under the Listing Rules; and

            (ii)  otherwise provided in the terms on which shares are issued,

            in calculating the fraction of a vote which the holder of a partly paid share has, the Company must not count an amount:

      (i)   paid in advance of a call; or

      (ii) credited on a partly paid share without payment in money or money's worth being made to the Company.

16.3  CASTING VOTE OF CHAIRMAN

      REPLACES
      SECTION 250E(3)

      If an equal number of votes is cast for and against a resolution at a meeting of members:

      (a) if the chairman of the meeting is not (or if the chairman were a member would not be) entitled to vote, the matter is decided in the negative; and

      (b) otherwise, the chairman has a casting vote whether or not the chairman is a member.

16.4  VOTES OF JOINT HOLDERS

      If more than 1 of the joint holders of a share (including, for the purposes of this rule, joint legal personal representatives of a dead member) are present at a meeting of members and tender a vote in respect of the share, the Company may only count the vote cast by the most senior joint holder who tenders a vote. For this purpose, seniority depends on the order in which the names of the joint holders are listed in the Register.

16.5  VOTES OF TRANSMITTEES AND GUARDIANS

      Subject to section 1091A, if the Board is satisfied at least 48 hours before the time fixed for a meeting of members, that a person:

      (a)   is entitled to the transmission of a share under rule 30; or

      (b) has power to manage a member's property under a law relating to the management of property of the mentally incapable, that person may vote as if registered as the holder of the share and the Company must not count the vote (if any) of the actual registered holder.

16.6  VOTING RESTRICTIONS

      If:

      (a) the Law or the Listing Rules require that some members are not to vote on a resolution, or that votes cast by some members be disregarded, in order for the resolution to have an intended effect; and

      (b) the notice of the meeting at which the resolution is proposed states that fact,

      those members have no right to vote on that resolution and the Company must not count any votes purported to be cast by those members. If a proxy purports to vote in a way or in circumstances that contravene section 250A(4), on a show of hands the vote is invalid and the Company must not count it and on a poll rule 17.3(c) applies.

16.7  DECISION ON RIGHT TO VOTE

      A Voting Member or Director may challenge a person's right to vote at a meeting of members. A challenge may only be made at the meeting. A challenge, or any other doubt as to the validity of a vote, must be decided by the chairman, whose decision is final.

17.   HOW VOTING IS CARRIED OUT

17.1  METHOD OF VOTING

      REPLACES SECTIONS
      250J(1) AND (2)

      A resolution put to the vote at a meeting of members must be decided on a show of hands unless a poll is demanded under rule 17.2 either before or on declaration of the result of the vote on a show of hands. Unless a poll is demanded, the chairman's declaration of a decision on a show of hands is final.

17.2  DEMAND FOR A POLL

      SEE SECTION
      250L

      A poll may be demanded on any resolution (except a resolution concerning the election of the chairman of a meeting) by:

      (a)   at least 5 members entitled to vote on the resolution; or

      (b) members entitled to cast at least 5% of the votes that may be cast on the resolution on a poll (worked out as at the midnight before the poll is demanded); or

      (c)   the chairman.

      The demand for a poll does not affect the continuation of the meeting for the transaction of other business and may be withdrawn.

17.3  WHEN AND HOW POLLS MUST BE TAKEN

      REPLACES
      SECTION 250M

      If a poll is demanded:

      (a) if the resolution is for the adjournment of the meeting, the poll must be taken immediately and, subject to rule 17.3(c), in the manner that the chairman of the meeting directs;

      (b) in all other cases, the poll must be taken at the time and place and, subject to rule 17.3(c), in the manner that the chairman of the meeting directs;

      (c) votes which section 250A(4) requires to be cast in a given way must be treated as cast in that way;

      (d) a person voting who has the right to cast 2 or more votes need not cast all those votes and may cast those votes in different ways; and

      (e) the result of the poll is the resolution of the meeting at which the poll was demanded.

18.   SECRETARY

18.1  APPOINTMENT OF SECRETARY

      SEE
      SECTION 204D

      The Board:

      (a)   must appoint at least 1 individual; and

      (b)   may appoint more than 1 individual,

      to be a Secretary either for a specified term or without specifying a term.

18.2  TERMS AND CONDITIONS OF OFFICE

      REPLACES
      SECTION 204F

      A Secretary holds office on the terms (including as to remuneration) that the Board decides. The Board may vary any decision previously made by it in respect of a Secretary.

18.3  CESSATION OF SECRETARY'S APPOINTMENT

      A person automatically ceases to be a Secretary if the person:

      (a) is not permitted by the Law (or an order made under the Law) to be a secretary of a company;

      (b) becomes disqualified from managing corporations under Part 2D.6 and is not given permission or leave to manage the Company under section 206F or 206G;

      (c) becomes of unsound mind or physically or mentally incapable of performing the functions of that office;

      (d)   resigns by notice in writing to the Company; or

      (e)   is removed from office under rule 18.4.

18.4  REMOVAL FROM OFFICE

      Subject to any contract between the Company and the Secretary, the Board may remove a Secretary from that office whether or not the appointment was expressed to be for a specified term.

18.5  SECRETARY TO GIVE INFORMATION TO COMPANY

      A Secretary must comply with section 205C.

19.   MINUTES

19.1  MINUTES MUST BE KEPT

      The Board must cause minutes of:

      (a)   proceedings and resolutions of meetings of the Company's members;

      (b) the name of Directors present at each Board meeting or committee meeting;

      (c) proceedings and resolutions of Board meetings (including meetings of a committee to which Board powers are delegated under rule 8);

      (d) resolutions passed by Directors without a meeting; and (e) disclosures made and notices given under rule 9,

      to be kept in accordance with sections 191, 192, 251A and 251AA.

19.2  MINUTES AS EVIDENCE

      A minute recorded and signed in accordance with sections 251A and 251AA is evidence of the proceeding, resolution or declaration to which it relates unless the contrary is proved.

19.3  INSPECTION OF MINUTE BOOKS

      The Company must allow members to inspect, and provide copies of, the minute books for the meetings of members in accordance with section 251B.

20.   COMPANY SEALS

20.1  COMMON SEAL

      The Board:

      (a)   may decide whether or not the Company has a common seal; and

      (b) is responsible for the safe custody of that seal (if any) and any duplicate seal it decides to adopt under section 123(2).

20.2  USE OF SEALS

      The common seal and duplicate seal (if any) may only be used with the authority of the Board. The Board must not authorise the use of a seal that does not comply with section 123.

20.3  FIXING SEALS TO DOCUMENTS

      The fixing of the common seal, or any duplicate seal, to a document must be witnessed:

      (a)   by 2 Directors;

      (b)   by 1 Director and 1 Secretary; or

      (c) by any other signatories or in any other way (including the use of facsimile signatures) authorised by the Board.

21.   FINANCIAL REPORTS AND AUDIT

21.1  COMPANY MUST KEEP FINANCIAL RECORDS

      The Board must cause the Company to keep written financial records that:

      (a) correctly record and explain its transactions (including transactions undertaken as trustee) and financial position and performance; and

      (b) would enable true and fair financial statements to be prepared and audited,

      and must allow a Director and the auditor to inspect those records at all reasonable times.

21.2  FINANCIAL REPORTING

      The Board must cause the Company to prepare a financial report and a directors' report that comply with Part 2M.3 and must report to members in accordance with section 314 no later than the deadline set by section 315.

21.3  AUDIT

      The Board must cause the Company's financial report for each financial year to be audited and obtain an auditor's report. The eligibility, appointment, removal, remuneration, rights and duties of the auditor are regulated by sections 324 to 331 and 1278, 1280 and 1289.

21.4  CONCLUSIVE REPORTS

      Audited financial reports laid before the Company in general meeting are conclusive except as regards errors notified to the Company within 3 months after the relevant general meeting. If the Company receives notice of an error within that period, it must immediately correct the report and the report as corrected is then conclusive.

21.5  INSPECTION OF FINANCIAL RECORDS AND BOOKS

      Subject to rule 19.3 and unless otherwise required by the Law, a member who is not a Director does not have any right to inspect any document of the Company except as authorised by the Board.

22.   SHARES

22.1  ISSUE AT DISCRETION OF BOARD

      Subject to section 259C and rule 22.3, the Board may, on behalf of the Company, issue, grant options over or otherwise dispose of unissued shares to any person on the terms, with the rights, and at the times that the Board decides.

22.2  PREFERENCE AND REDEEMABLE PREFERENCE SHARES

      The Company may issue preference shares (including preference shares that are liable to be redeemed). The rights attached to preference shares are, unless other rights have been approved by special resolution of the Company, the rights set out in or determined in accordance with the schedule.

22.3  RESTRICTIONS ON ISSUE

      The Company must not issue shares or grant options if the issue or grant would result in a breach of the Listing Rules.

22.4  BROKERAGE AND COMMISSIONS

      The Company may pay brokerage or commissions to a person in respect of that person or another person agreeing to take up shares in the Company.

22.5  SURRENDER OF SHARES

      The Board may accept a surrender of shares:

      (a) to compromise a question as to whether those shares have been validly issued; or

      (b)   if surrender is otherwise within the Company's powers.

      The Company may sell or re-issue surrendered shares in the same way as forfeited shares.

22.6  VARIATION OF RIGHTS

      If the Company issues different classes of shares, or divides issued shares into different classes, the rights attached to shares in any class may (subject to sections 246C and 246D) be varied or cancelled only:

      (a) with the written consent of the holders of 75% of the issued shares of the affected class; or

      (b) by special resolution passed at a separate meeting of the holders of the issued shares of the affected class.

      Subject to the terms of issue of shares, the rights attached to a class of shares are not treated as varied by the issue of further shares of that class.

23.   CERTIFICATES

23.1  UNCERTIFICATED SECURITIES

      Unless the Listing Rules and SCH business rules allow the Company to issue a certificate for particular securities, the Company:

      (a)   must not issue a certificate for those securities; and

      (b) may cancel a certificate for them without issuing another certificate.

      Rules 23.3 and 23.4 apply only if there is a current certificate for particular securities.

23.2  CERTIFICATED SHARES

      SEE LISTING
      RULE 8.14

      Unless rule 23.1 applies, the Company must issue a certificate of title to shares that complies with section 1087 and deliver it to the holder of those shares in accordance with section 1096. The Company must not charge any fee to issue a certificate.

23.3  MULTIPLE CERTIFICATES AND JOINT HOLDERS

      Subject to rule 23.1, if a member requests the Company to issue several certificates each for a part of the shares registered in the member's name, the Company must do so. For this purpose, joint holders of shares are a single member. The Company may issue only 1 certificate that relates to each share registered in the names of 2 or more joint holders and may deliver the certificate to any of those joint holders.

23.4  LOST AND WORN OUT CERTIFICATES

      Subject to rule 23.1, if a certificate:

      (a) is lost or destroyed and the owner of the relevant securities applies in accordance with section 1089(2), the Company must; or

      (b) is defaced or worn out and is produced to the Company, the Company may,

      issue a new certificate in its place.

24.   REGISTER

24.1  JOINT HOLDERS

      If the Register names 2 or more joint holders of a share, the Company must treat the person named first in the Register in respect of that share as the sole owner of it for all purposes (including the giving of notice) except in relation to:

      (a)   delivery of certificates (to which rule 23.3 applies);

      (b)   the right to vote (to which rule 16.4 applies);

      (c) the power to give directions as to payment of, or a receipt for, dividends (to which rules 27.8 and 27.9 apply);

      (d) liability for instalments or calls (which, subject to section 1091C(8), is joint and several);

      (e)   sale of Unmarketable Parcels under rule 31; and

      (f)   transfer.

24.2  NON-BENEFICIAL HOLDERS

      Subject to sections 169(5) and 1091C, unless otherwise ordered by a court of competent jurisdiction or required by statute, the Company:

      (a) may treat the registered holder of any share as the absolute owner of it; and

      (b) need not recognise any equitable or other claim to or interest in a share by any person except a registered holder.

25.   PARTLY PAID SHARES

25.1  FIXED INSTALMENTS

      If a share is issued on terms that some or all of the issue price is payable by instalments, the registered holder of the share must pay every instalment to the Company when due. If, having been given notice of the instalment in accordance with rule 25.4, the registered holder does not pay it when due, rules 25.7 to 25.16 apply as if the registered holder had failed to pay a call.

25.2  PREPAYMENT OF CALLS

      The Board may:

      (a) accept prepayment of some or all of the amount unpaid on a share above the sums actually called as a payment in advance of calls;

      (b) agree to payment by the Company of interest at a rate no higher than the Interest Rate on that part of the advance payment which for the time being exceeds the aggregate amount of the calls then made on the shares in respect of which it was paid; and

      (c) unless otherwise agreed between the member and the Company, repay the sum or part of it.

25.3  CALLS MADE BY BOARD

      Subject to the terms of issue of a share and to any special resolution passed under section 254N, the Board may:

      (a) make calls on a member for some or all of the money unpaid on a share held by that member;

      (b)   make a call payable by instalments; and

      (c)   revoke or postpone a call before the due date for payment.

25.4  NOTICE OF CALL

      SEE LISTING
      RULE 6.24 AND
      APPENDIX 6A,
      RULE 5

      The Company must give a member on whom a call has been made or from whom an instalment is due, written notice of the call or instalment:

      (a)   within the time limits; and

      (b)   in the form,

      required by the Listing Rules.

25.5  CLASSES OF SHARES

      The Board may issue shares on terms as to the amount of calls to be paid and the time for payment of those calls which are different as between the holders of those shares. The Board may make different calls on different classes of shares.

25.6  OBLIGATION TO PAY CALLS

      Subject to section 1091C(8), a member subject to a call must pay the amount of the call to the payee named in the notice of call no later than the time specified in the notice. Joint holders of a share are jointly and severally liable for calls.

25.7  CALLED AMOUNTS

      If a call is not paid on or before the day specified for payment, the Board may require the member liable for the call to pay:

      (a) interest on the amount of the call at the Interest Rate from that day until payment is made; and

      (b) all costs and expenses incurred by the Company because payment was not made on that day.

25.8  PROOF OF CALL

      If on the hearing of an action for recovery of a Called Amount it is proved that:

      (a) the minute books of the Company record the Board's resolution making the call;

      (b)   notice of the call was given under rules 25.4 and 35.1; and

      (c) the person sued appears in the Register as a holder of the share in respect of which the call was made,

      proof of those matters is conclusive proof of the debt.

25.9  FORFEITURE NOTICE

      At any time until a Called Amount is paid, the Board may give the relevant member a notice which:

      (a)   requires the member to pay the Called Amount;

      (b)   states the Called Amount at the date of the notice;

      (c)   specifies how to calculate the Called Amount when payment is made;

      (d) specifies a date at least 14 days after the date of the notice by which and a place at which payment must be made; and

      (e) states that if payment is not made at that place on or before that date, the share to which the call relates is liable to be forfeited.

25.10 FORFEITURE

      If the requirements of a notice given under rule 25.9 are not satisfied, the Board may forfeit the share in respect of which that notice was given (and all dividends, interest and other money payable in respect of that share and not actually paid before the forfeiture) by resolution passed before the Called Amount is paid.

25.11 DISPOSAL AND RE-ISSUE OF FORFEITED SHARES

      SEE LISTING
      RULE 7.39

      A share forfeited under rule 25.10 immediately becomes the property of the Company. Subject to the Listing Rules, the Board, on behalf of the Company, may:

      (a) re-issue the share with or without any money paid on it by any former holder credited as paid; or

      (b) sell or otherwise dispose of the share, and execute and register a transfer of it,

      to the person and on the terms it decides.

25.12 NOTICE OF FORFEITURE

      The Company must promptly:

      (a) give notice of the forfeiture of a share to the member who held the share immediately before the resolution for forfeiture was passed; and

      (b)   enter the forfeiture and its date in the Register.

      A written declaration that a share was forfeited on a specified date and notice of forfeiture was given in accordance with this document signed by a Director or Secretary is, in the absence of proof to the contrary, evidence of those facts and of the Company's right to dispose of the share.

25.13 CANCELLATION OF FORFEITURE

      The Board may cancel the forfeiture of a share on any terms at any time before it disposes of that share under rule 25.11.

25.14 EFFECT OF FORFEITURE

      A person who held a share which has been forfeited under rule 25.10 ceases to be a member in respect of that share but remains liable to pay the Called Amount until it is paid in full. The Board may elect not to enforce payment of an amount due to the Company under this rule.

25.15 APPLICATION OF PROCEEDS

      The Company must:

      (a) apply the net proceeds of any re-issue, sale or disposal of a forfeited share under rule 25.11 (after payment of all costs and expenses) to satisfy the Called Amount; and

      (b)   subject to the terms of issue of the share, pay any surplus to the person who held the share immediately before forfeiture.

25.16 TITLE OF NEW HOLDER

      The title of the new holder of a forfeited share is not affected by any irregularity in the forfeiture or the re-issue, sale or disposal. The sole remedy of any person previously interested in the share is damages which may be recovered only from the Company. The new holder is not liable for the Called Amount.

25.17 MORTGAGE OF UNCALLED CAPITAL

      NOTE SECTION
      109ZE(B)

      If the Company grants a mortgage or charge over uncalled capital, the Board may delegate its power to make calls to:

      (a)   the person in whose favour the mortgage or charge is granted; or

      (b)   a trustee or agent for that person,

      on the terms and subject to any restrictions the Board decides. If the Board does so, a call made in accordance with the delegation is treated as made by the Board.

      This rule does not limit rule 8.

26.   COMPANY LIENS

26.1  EXISTENCE OF LIENS

      Unless the terms of issue provide otherwise, the Company has a first and paramount lien on each share for:

      (a) all money called or payable at a fixed time in respect of that share (including money payable under rule 25.7) that is due but unpaid; and

      (b) amounts paid by the Company for which the Company is indemnified under rule 26.4.

      The lien extends to all dividends payable in respect of the share and to proceeds of sale of the share.

26.2  SALE UNDER LIEN

      If:

      (a)   the Company has a lien on a share;

      (b)   an amount secured by the lien is due and payable;

      (c) the Company has given notice to the member registered as the holder of the share:

            (i) requiring payment of the amount which is due and payable and secured by the lien;

            (ii)  stating the amount due and payable at the date of the notice;

            (iii) specifying how to calculate the amount due when payment is made; and

            (iv) specifying a date (at least 10 business days after the date of the notice) by which and a place at which payment of that amount must be made; and

      (d) the requirements of the notice given under paragraph (c) are not fulfilled,

      the Company may sell the share as if it had been forfeited under rule
      25.10. Rules 25.11, 25.15 and 25.16 apply, to the extent practical and modified as necessary, as if the Called Amount in respect of that share were the aggregate of the amount referred to in paragraph (b) and the costs and expenses incurred by the Company because that amount was not paid when due.

26.3  PROTECTION OF LIEN

      The Company may do anything necessary or desirable under the SCH business rules to protect a lien or other interest in shares to which it is entitled by law or under this document.

26.4  INDEMNITY FOR PAYMENTS REQUIRED TO BE MADE BY THE COMPANY

      If the law of any jurisdiction imposes or purports to impose any immediate, future or possible liability on the Company, or empowers or purports to empower any person to require the Company to make any payment, on account of a member or referable to a share held by that member (whether alone or jointly) or a dividend or other amount payable in respect of a share held by that member, the Company:

      (a)   is fully indemnified by that member from that liability;

      (b) may recover as a debt due from the member the amount of that liability together with interest at the Interest Rate from the date of payment by the Company to the date of repayment by the member; and

      PARAGRAPH (C)
      REPLACES SECTION
      1091D(3)(B)

      (c) subject to rule 29.5, may refuse to register a transfer of any share by that member until the debt has been paid to the Company.

      Nothing in this document in any way prejudices or affects any right or remedy which the Company has (including any right of set off) and, as between the Company and the member, any such right or remedy is enforceable by the Company.

27.   DIVIDENDS

27.1  ACCUMULATION OF RESERVES

      REPLACES
      SECTION 254U

      Before paying any dividend to members, the Board may:

      (a) set aside out of profits of the Company reserves to be applied, in the Board's discretion, for any purpose it decides and use any sum so set aside in the business of the Company or invest it in investments selected by the Board and vary and deal with those investments as it decides; or

      (b) carry forward any amount out of profits which the Board decides not to distribute without transferring that amount to a reserve; or

      (c)   do both.

27.2  DIVIDENDS MUST BE PAID OUT OF PROFITS

      The Company must not pay a dividend except out of profits of the Company (including profits previously set aside as a reserve). The Company does not incur a debt merely by fixing the amount or time for payment of a dividend. A debt arises only when the time fixed for payment arrives. The decision to pay a dividend may be revoked by the Board at any time before then. A resolution of the Board as to the amount of the Company's profits and the amount of them available for dividend is conclusive.

27.3  PAYMENT OF DIVIDENDS

      Subject to the Law, rules 27.2, 27.4 and 27.10, and the terms of issue of shares, the Board may resolve to pay any dividend it thinks appropriate and fix the time for payment.

27.4  AMOUNT OF DIVIDEND

      Subject to the terms of issue of shares, the Company may pay a dividend on 1 class of shares to the exclusion of another class. Subject to rule 27.5, each share of a class on which the Board resolves to pay a dividend carries the right to participate in the dividend in the same proportion that the amount for the time being paid on the share bears to the total issue price of the share.

27.5  PREPAYMENTS, PAYMENTS DURING DIVIDEND PERIOD AND CREDITS WITHOUT PAYMENT

      For the purposes of rule 27.4:

      (a) an amount paid in advance of calls is not taken into account as part of the amount for the time being paid on a share;

      (b) if an amount was paid on a share during the period to which a dividend relates, the Board may resolve that only the proportion of that amount which is the same as the proportion which the period from the date of payment to the end of the period to which the dividend relates bears to the total period to which the dividend relates, counts as part of the amount for the time being paid on the share; and

      (c) an amount credited on a partly paid share without payment in money or money's worth being made to the Company is not taken into account as a part of the amount for the time being paid on a share.

27.6  DIVIDENDS IN KIND

      The Board may resolve to pay a dividend (either generally or to specific members) in cash or satisfy it by distribution of specific assets (including shares or securities of any other corporation), the issue of shares or the grant of options. If the Board satisfies a dividend by distribution of assets, the Board may:

      (a)   fix the value of any asset distributed;

      (b) make cash payments to members on the basis of the value fixed so as to adjust the rights of members between themselves; and

      (c)   vest an asset in trustees.

27.7  SOURCE OF DIVIDENDS

      Subject to the Listing Rules, the Board may resolve to pay a dividend to some members out of a particular reserve or out of profit derived from a particular source and pay the same dividend to other members entitled to it out of other reserves or profits.

27.8  METHOD OF PAYMENT

      The Company may pay any cash dividend, interest or other money payable in respect of shares by cheque sent, and may distribute assets by sending the certificates or other evidence of title to them, through the post directed to:

      (a) the address of the member (or in the case of a jointly held share, the address of the joint holder named first in the Register); or

      (b) to any other address the member (or in the case of a jointly held share, all the joint holders) directs in writing,

      or by any other method of payment or distribution the Board decides.

27.9  JOINT HOLDERS' RECEIPT

      Any one of the joint holders of a share may give an effective receipt for any dividend, interest or other money payable in relation to that share.

27.10 RETENTION OF DIVIDENDS BY COMPANY

      The Company may retain the dividend payable on a share:

      (a)   of which a person seeks to be registered as the holder under rule
            30.2 or 30.3, until that person is registered as the holder of that share or transfers it; or

      (b) on which the Company has a lien, to satisfy the liabilities in respect of which the lien exists.

27.11 NO INTEREST ON DIVIDENDS

      No member may claim, and the Company must not pay, interest on a dividend (either in money or kind).

28.   SHARE PLANS

28.1  IMPLEMENTING SHARE PLANS

      The Company in general meeting may by ordinary resolution authorise the Board to implement one or more of:

      (a) a re-investment plan under which any dividend or other cash payment in respect of a share or convertible security may, at the election of the person entitled to it, be:

            (i) retained by the Company and applied in payment for fully paid shares issued under the plan; and

            (ii) treated as having been paid to the person entitled and simultaneously repaid by that person to the Company to be held by it and applied in accordance with the plan;

      (b) any other plan under which members or security holders may elect that dividends or other cash payments in respect of shares or other securities:

            (i) be satisfied by the allotment of shares or other securities of the Company or a related body corporate, or that issues of shares or other securities of the Company or a related body corporate be made in place of dividends or other cash payments;

            (ii) be paid out of a particular reserve or out of profits derived from a particular source; or

            (iii) be forgone in consideration of another form of distribution from the Company, another body corporate or a trust; or

      (c) a plan under which shares or other securities of the Company or a related body corporate may be issued or otherwise provided for the benefit of employees or Directors of the Company or any of its related bodies corporate.

28.2  BOARD OBLIGATIONS AND DISCRETIONS

      The Board:

      (a) must do everything necessary or desirable to give effect to a plan implemented under rule 28.1 and the rules governing it; and

      (b)   may:

            (i)   vary the rules governing; or

            (ii)  suspend or terminate the operation of,

            a plan implemented under rule 28.1 as it thinks appropriate.

29.   TRANSFER OF SHARES

29.1  MODES OF TRANSFER

      Subject to this document, a member may transfer a share by:

      (a)   a Market Transfer; or

      (b)   a written document which:

            (i)   shows the jurisdiction of registration of the Company;

            (ii)  relates only to shares of 1 class; and

            (iii) is a sufficient instrument of transfer of marketable securities under section 1101 or 1102 or in any other form approved by the Board or ASX.

      The Company must not charge any fee on transfer of a share.

29.2  MARKET OBLIGATIONS

      The Company:

      (a) may do anything permitted by the Law, the Listing Rules and the SCH business rules that the Board thinks necessary or desirable in connection with the Company taking part in a computerised or electronic system established or recognised by the Law, the Listing Rules, or the SCH business rules for the purpose of facilitating dealings in shares; and

      (b) must comply with obligations imposed on it by the Listing Rules or the SCH business rules in relation to transfers of shares.

29.3  DELIVERY OF TRANSFER AND CERTIFICATE

      REPLACES
      SECTION
      1091D(2)

      A document of transfer under rule 29.1(b) must be:

      (a) delivered to the registered office of the Company or the address of the Register last notified to members by the Company;

      (b) accompanied by the certificate (if any) for the shares to be transferred or evidence satisfactory to the Board of its loss or destruction; and

      (c)   marked with payment of any stamp duty payable.

      Property in and title to a document of transfer that is delivered to the Company (but not the shares to which it relates) passes to the Company on delivery.

29.4  RESTRICTED SECURITIES

      If any securities of the Company are classified as restricted securities under the Listing Rules:

      (a) during the escrow period set by the restriction agreement required by ASX in relation to those securities:

            (i) the member who holds the restricted securities may not dispose of them; and

            (ii) the Company must not register a transfer of the restricted securities or otherwise acknowledge a disposal of them,

      except as permitted by the Listing Rules or ASX; and

      (b) if there is a breach of the Listing Rules or of the relevant restriction agreement in relation to a restricted security, the holding of that security does not entitle a member:

            (i) to be present, speak or vote at, or be counted in the quorum for, a meeting of members; or

            (ii)  to receive any dividend or other distribution,

            while the breach continues.

      In this rule 29.4 "dispose" (and other grammatical forms of it) has the meaning given by the Listing Rules.

29.5  REFUSAL TO REGISTER TRANSFER

      REPLACES
      SECTION
      1091D(3)

      The Board:

      (a) may refuse to register a transfer of shares only if that refusal would not contravene the Listing Rules or the SCH business rules;

      (b) without limiting paragraph (a), subject to the Law, the Listing Rules and the SCH business rules, may refuse to register a transfer of shares where the registration of the transfer would create a new holding of an Unmarketable Parcel;

      (c) subject to section 259C, must not register a transfer to a subsidiary of the Company, and

      (d) must not register a transfer if the Law, the Listing Rules or the SCH business rules forbid registration.

      If the Board refuses to register a transfer, the Company must give the lodging party notice of the refusal and the reasons for it within 5 business days after the date on which the transfer was delivered to it.

29.6  TRANSFEROR REMAINS HOLDER UNTIL TRANSFER REGISTERED

      REPLACES
      SECTION
      1091D(1)

      The transferor of a share remains the holder of it until:

      (a) if the transfer is a Market Transfer, the time the SCH business rules provide that the transfer takes effect; and

      (b) otherwise, the transfer is registered and the name of the transferee is entered in the Register in respect of it.

29.7  POWERS OF ATTORNEY

      The Company may assume, as against a member, that a power of attorney granted by that member that is lodged with or produced or exhibited to the Company remains in force, and may rely on it, until the Company receives express notice in writing at its registered office of:

      (a)   the revocation of the power of attorney; or

      (b)   the death, dissolution or insolvency of the member.

29A.  PROPORTIONAL TAKEOVER APPROVAL

29A.1 SPECIAL DEFINITIONS

      The following definitions apply in this rule.

      ACCEPTED OFFER means an offer under a Proportional Takeover Bid that has been accepted and from the acceptance of which a binding contract has not, as at the end of the Resolution Deadline, resulted.

      APPROVING RESOLUTION means a resolution to approve the Proportional Takeover Bid passed in accordance with rule 29A.4.

      PROPORTIONAL TAKEOVER BID means a takeover bid of the type referred to in section 618(1)(b).

      RESOLUTION DEADLINE, in relation to a Proportional Takeover Bid, means the day that is 14 days before the last day of the period during which the offers under the Proportional Takeover Bid remain open.

      A reference to AN ASSOCIATE OF another person is a reference to a person who is an associate of the first person:

      (a) if the first person is the bidder under a Proportional Takeover Bid, because of section 9; or

      (b)   otherwise, because of section 11 or 15.

29A.2 LIMITED LIFE OF RULE

      This rule ceases to apply by force of section 648G(1) on the third anniversary of the date of its last adoption or renewal in accordance with that section.

29A.3 RESTRICTION ON REGISTRATION OF TRANSFERS

      The Company must not register a transfer giving effect to a contract resulting from the acceptance of an offer made under a Proportional Takeover Bid unless and until an Approving Resolution is passed.

29A.4 APPROVING RESOLUTION

      If offers have been made under a Proportional Takeover Bid in respect of securities in a class issued by the Company:

      (a) an Approving Resolution must be voted on at a meeting, convened and conducted by the Company, of the persons entitled to vote on the Approving Resolution;

      (b) the Board must ensure that an Approving Resolution is voted on in accordance with this rule before the Resolution Deadline in relation to the Proportional Takeover Bid;

      (c) a person (other than the bidder or an associate of the bidder) who, as at the end of the day on which the first offer under the Proportional Takeover Bid was made, held securities included in that class is entitled to vote on an Approving Resolution and, for the purposes of so voting, is entitled to 1 vote for each of those securities;

      (d) the bidder or an associate of the bidder is not entitled to vote on an Approving Resolution; and

      (e) an Approving Resolution that has been voted on is taken to have been passed if the proportion that the number of votes in favour of the resolution bears to the total number of votes on the resolution is greater than 50%, and otherwise is taken to have been rejected.

29A.5 GENERAL MEETING PROVISIONS APPLY

      The rules in this constitution relating to general meetings apply, modified as necessary, to any meeting convened under this rule.

29A.6 NOTICE OF MEETING OUTCOME

      If an Approving Resolution is voted on in accordance with this rule before the Resolution Deadline in relation to the Proportional Takeover Bid, the Company must, on or before the Resolution Deadline give to:

      (a)   the bidder; and

      (b) ASX and any stock exchange other than ASX on which the Company's shares are listed,

      a written notice stating that an Approving Resolution has been so voted on and that the resolution has been passed, or has been rejected, as the case requires.

29A.7 FAILURE TO PROPOSE RESOLUTION

      If, as at the end of the day before the Resolution Deadline in relation to a Proportional Takeover Bid, no Approving Resolution has been voted on in accordance with this rule, an Approving Resolution is taken to have been passed in accordance with this rule.

29A.8 REJECTED RESOLUTION

      If an Approving Resolution is voted on, in accordance with this rule, before the Resolution Deadline in relation to the Proportional Takeover Bid and is rejected:

      (a) despite section 652A, all offers under the Proportional Takeover Bid that have not, as at the end of the Resolution Deadline, been accepted, and all Accepted Offers are taken to be withdrawn at the end of the Resolution Deadline;

      (b) as soon as practical after the Resolution Deadline, the bidder must return to each person who accepted an Accepted Offer any documents that were sent by the person to the bidder with the acceptance of the offer;

      (c) the bidder may rescind, and must rescind, as soon as practical after the Resolution Deadline, each contract resulting from the acceptance of an offer made under the Proportional Takeover Bid; and

      (d) a person who has accepted an offer made under the Proportional Takeover Bid may rescind the contract (if any) resulting from that acceptance. 30. TRANSMISSION OF SHARES

30.1  DEATH OF JOINT HOLDER

      The Company must recognise only the surviving joint holders as being entitled to shares registered jointly in the names of a deceased member and others. The estate of the deceased joint holder is not released from any liability in respect of the shares.

30.2  DEATH OF SINGLE HOLDER

      The Company must not recognise any one except the legal personal representative of the deceased member as having any title to shares registered in the sole name of a deceased member. If the personal representative gives the Board the documents described in section 1091(4) or 1091(7) or other information that satisfies the Board of the representative's entitlement to be registered as holder of the shares:

      (a) subject to rules 29.5 and 30.4 the Company must register the personal representative as the holder of the shares as soon as practical after receipt of a written and signed notice to the Company from the representative requiring it to do so; and

      (b) whether or not registered as the holder of the shares, the personal representative:

            (i) may, subject to rule 29, transfer the shares to another person; and

            (ii)  has the same rights as the deceased member.

30.3  TRANSMISSION OF SHARES ON INSOLVENCY OR MENTAL INCAPACITY

      Subject to the Bankruptcy Act 1966, if a person entitled to shares because of the insolvency or mental incapacity of a member gives the Board the information it reasonably requires to establish the person's entitlement to be registered as holder of the shares:

      (a) subject to rules 29.5 and 30.4 the Company must register that person as the holder of the shares as soon as practical after receipt of a written and signed notice to the Company from that person requiring it to do so; and

      (b)   whether or not registered as the holder of the shares, that person:

            (i) may, subject to rule 29, transfer the shares to another person; and

            (ii)  has the same rights as the insolvent or incapable member.

      If section 1091A applies, this rule is supplemental to it.

30.4  REFUSAL TO REGISTER HOLDER

      The Company has the same right to refuse to register a personal representative or person entitled to shares on the insolvency or mental incapacity of a member as it would have if that person were the transferee named in a transfer signed by a living, solvent, competent member.

31.   UNMARKETABLE PARCELS

31.1  BOARD POWER OF SALE

      The Board may sell a share that is part of an Unmarketable Parcel if it does so in accordance with this rule. The Board's power to sell lapses if a takeover (as defined in the Listing Rules) is announced after the Board gives a notice under rule 31.2 and before the Board enters into an agreement to sell the share.

31.2  NOTICE OF PROPOSED SALE

      Once in any 12 month period, the Board may given written notice to a member who holds an Unmarketable Parcel:

      (a)   stating that it intends to sell the Unmarketable Parcel; and

      (b) specifying a date at least 6 weeks (or any lesser period permitted under the Law or the Listing Rules) after the notice is given by which the member may give the Company written notice that the member wishes to retain the holding.

      If the Board's power to sell lapses under rule 31.1, any notice given by the Board under this rule is taken never to have been given and the Board may give a new notice after the close of the offers made under the takeover.

31.3  NO SALE WHERE MEMBER GIVES NOTICE

      The Company must not sell an Unmarketable Parcel if, in response to a notice given by the Company under this rule 31, the Company receives a written notice that the member wants to keep the Unmarketable Parcel.

31.4  TERMS OF SALE

      A sale of shares under this rule includes all dividends payable on and other rights attaching to them. The Company must pay the costs of the sale. Otherwise, the Board may decide the manner, time and terms of sale.

31.5  SHARE TRANSFERS

      For the purpose of giving effect to this rule each Director and Secretary has power to:

      (a)   effect a Market Transfer; or

      (b)   execute a share transfer under rule 29.1(b),

      as agent for a member who holds an Unmarketable Parcel.

31.6  APPLICATION OF PROCEEDS

      The Company must:

      (a) deduct any Called Amount in respect of the shares sold under this rule from the proceeds of sale and pay the balance into a separate bank account it opens and maintains for the purpose only;

      (b) hold that balance in trust for the previous holder of the shares (the "DIVESTED MEMBER");

      (c) as soon as practical give written notice to the Divested Member stating:

            (i)   what the balance is; and

            (ii) that it is holding the balance for the Divested Member while awaiting the Divested Member's instructions and return of the certificate (if any) for the shares sold or evidence of its loss or destruction;

      (d) if the shares sold were certificated, not pay the proceeds of sale out of the trust account until it has received the certificate for them or evidence of its loss or destruction; and

      (e) subject to paragraph (d), deal with the amount in the account as the Divested Member instructs.

31.7  PROTECTIONS FOR TRANSFEREE

      The title of the new holder of a share sold under this rule is not affected by any irregularity in the sale. The sole remedy of any person previously interested in the share is damages which may be recovered only from the Company.

32.   ALTERATION OF SHARE CAPITAL

32.1  CAPITALISATION OF PROFITS

      The Company may capitalise profits, reserves or other amounts available for distribution to members. Subject to the terms of issue of shares and rule 32.4, members are entitled to participate in a capital distribution in the same proportions in which they are entitled to participate in dividends.

32.2  ADJUSTMENT OF CAPITALISED AMOUNTS

      The Board may settle any difficulty that arises in regard to a capitalisation of profits as it thinks appropriate and necessary to adjust the rights of members among themselves including:

      (a)   fix the value of specific assets;

      (b) make cash payments to members on the basis of the value fixed for assets or in place of fractional entitlements so as to adjust the rights of members between themselves;

      (c)   disregard fractional entitlements; and

      (d)   vest cash or specific assets in trustees.

32.3  CONVERSION OF SHARES

      Subject to Part 2H.1, the Listing Rules and rules 22.2 and 22.6, the Company may convert:

      (a)   shares into a larger or smaller number of shares;

      (b)   an ordinary share into a preference share; and

      (c)   a preference share into an ordinary share,

      by resolution passed at a meeting of members (but, in the case of a conversion of partly paid shares into a larger number of shares the proportion between the amount paid and the amount unpaid on each share must be the same as before the conversion).

32.4  ADJUSTMENTS ON CONVERSION

      The Board may do anything it thinks appropriate and necessary to give effect to a resolution converting shares including, if a member becomes notionally entitled to a fraction of a share as a result of the conversion:

      (a) make a cash payment or disregard fractional entitlements so as to adjust the rights of members between themselves; or

      (b) vest fractional entitlements in a trustee to be dealt with as determined by the Board; or

      (c) round up fractional entitlements to the nearest whole share by capitalising an amount under rule 32.1 even though not all members participate in the capitalisation.

32.5  REDUCTION OF CAPITAL

      Subject to the Listing Rules, the Company may reduce its share capital:

      (a)   by reduction of capital in accordance with Division 1 of Part 2J.1;

      (b)   by buying back shares in accordance with Division 2 of Part 2J.1;

      (c)   in the ways permitted by sections 258E and 258F; or

      (d)   in any other way for the time being permitted by the Law.

33.   CURRENCY FOR PAYMENTS

33.1  BOARD MAY DECIDE CURRENCY

      The Board may, with the agreement of the recipient or in accordance with the terms of issue of a share, pay:

      (a)   dividends;

      (b) other amounts payable to members (including repayments of capital and distributions of capitalised amounts); or

      (c)   remuneration of Directors or other officers,

      in the currency of a country other than Australia.

33.2  CONVERSION TO AUSTRALIAN DOLLARS

      If the Board decides to make a payment in a currency other than Australian dollars and it is necessary, for the purposes of these rules or for any other purpose, to calculate the Australian dollar equivalent of the payment, the Board must fix a time (earlier than the time for payment) and specify the buying or selling rate quoted by a particular financial institution as the time and rate that apply for that purpose.

34.   WINDING UP

34.1  ENTITLEMENT OF MEMBERS

      Subject to the terms of issue of shares and this rule 34, the surplus assets of the Company remaining after payment of its debts are divisible among the members in proportion to the number of fully paid shares held by them and, for this purpose, a partly paid share is counted as a fraction of a fully paid share equal to the proportion which the amount paid on it bears to the total issue price of the share.

34.2  DISTRIBUTION OF ASSETS GENERALLY

      If the Company is wound up, the liquidator may, with the sanction of a special resolution:

      (a)   divide the assets of the Company among the members in kind;

      (b) for that purpose fix the value of assets and decide how the division is to be carried out as between the members and different classes of members; and

      (c) vest assets of the Company in trustees on any trusts for the benefit of the members as the liquidator thinks appropriate.

34.3  NO DISTRIBUTION OF LIABILITIES

      The liquidator cannot compel a member to accept marketable securities in respect of which there is a liability as part of a distribution of assets of the Company.

34.4  DISTRIBUTION NOT IN ACCORDANCE WITH LEGAL RIGHTS

      If the liquidator decides on a division or vesting of assets of the Company under rule 34.2 which does not accord with the legal rights of the contributories, any contributory who would be prejudiced by it may dissent and has ancillary rights as if that decision were a special resolution passed under section 507.

35.   NOTICES

35.1  NOTICES BY COMPANY

      A notice is properly given by the Company to a person if it is:

      (a) in writing signed on behalf of the Company (by original or printed signature);

      (b)   addressed to the person to whom it is to be given; and

      (c)   either:

            (i)   delivered personally;

            (ii) sent by prepaid mail (by airmail, if the addressee is overseas) to that person's address; or

            (iii) sent by fax to the fax number (if any) nominated by that person; or

            (iv) sent by electronic message to the electronic address (if any) nominated by that person.

35.2  OVERSEAS MEMBERS

      A member whose registered address is not in Australia may notify the Company in writing of an address in Australia to which notices may be sent.

35.3  WHEN NOTICE IS GIVEN

      A notice to a person by the Company is regarded as given and received:

      (a)   if it is delivered personally or sent by fax or electronic message:

            (i) by 5.00 pm (local time in the place of receipt) on a business day - on that day; or

            (ii) after 5.00 pm (local time in the place of receipt) on a business day, or on a day that is not a business day - on the next business day; and

      (b)   if it is sent by mail, 1 business day after posting.

      A certificate in writing signed by a Director or Secretary stating that a notice was sent is conclusive evidence of service.

35.4  NOTICE TO JOINT HOLDERS

      Notice to joint holders of shares must be given to the joint member named first in the Register. Every person who becomes entitled to a share is bound by every notice in respect of that share that was properly given to a person registered as the holder the share before the transfer or transmission of the share was entered in the Register.


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

35.5  COUNTING DAYS

      If a specified period must pass after a notice is given before an action may be taken, neither the day on which the notice is given nor the day on which the action is to be taken may be counted in reckoning the period.

35.6  NOTICES TO "LOST" MEMBERS

      If:

      (a) on 2 or more consecutive occasions a notice served on a member in accordance with this rule is returned unclaimed or with an indication that the member is not known at the address to which it was sent; or

      (b) the Board believes on other reasonable grounds that a member is not at the address shown in the Register or notified to the Company under rule 35.2,

      the Company may give effective notice to that member by exhibiting the notice at the Company's registered office for at least 48 hours.

      This rule ceases to apply if the member gives the Company notice of a new address.

36.   UNCLAIMED MONEY

      The Company must deal with unclaimed dividends and distributions and unclaimed proceeds of shares sold or reissued under this document in accordance with the law relating to unclaimed money in the Company's jurisdiction of registration.


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

                                    SCHEDULE

                       TERMS OF ISSUE OF PREFERENCE SHARES

1.    DEFINITIONS

      The following definitions apply in relation to a preference share issued under rule 22.2.

      "DIVIDEND AMOUNT" for any Dividend Period means the amount calculated as

      DA  =  DR x N
             ------
              365

      where:

      DA = Dividend Amount;

      DR = Dividend Rate; and

      N = number of days in the relevant Dividend Period.

      "DIVIDEND DATE" means a date specified in the Issue Resolution on which a dividend in respect of that preference share is payable.

      "DIVIDEND PERIOD" means:

      (a) the period that begins on and includes the Issue Date and ends on and includes the day before the first Dividend Date after the Issue Date; and

      (b) the period that begins on and includes each Dividend Date and ends on and includes the day before the next Dividend Date; and

      (c) the period that begins on and includes the last Dividend Date and ends on and includes the day before the Redemption Date.

      "DIVIDEND RATE" means the rate specified in the Issue Resolution for the calculation of the amount of dividend to be paid on that preference share on any Dividend Date.

      "FRANKED DIVIDEND" has the meaning given to that term by section 160APA of the Tax Act.

      "ISSUE DATE" means the date on which the share is issued.

      "ISSUE RESOLUTION" means the resolution passed under clause 2 of this schedule.

      "REDEEMABLE PREFERENCE SHARE" means a preference share which the Issue Resolution specifies is liable to be redeemed:

      (a)   at a fixed time or on the happening of a particular event;

      (b)   at the Company's option; or


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

      (c)   at the holder's option.

      "REDEMPTION AMOUNT" in relation to a redeemable preference share means the amount specified in the Issue Resolution to be paid on redemption of that share.

      "REDEMPTION DATE" in relation to a redeemable preference share, means the date on which the Issue Resolution requires the Company to redeem that share.

      "TAX ACT" means the Income Tax Assessment Act 1936, the Income Tax Assessment Act 1997, or both, as applicable.

2.    ISSUE RESOLUTION

      If the Board resolves to issue a preference share, it must pass an Issue Resolution which specifies:

      (a)   the Dividend Date;

      (b)   the Dividend Rate;

      (c)   whether dividends are cumulative or non-cumulative;

      (d) the priority with respect to payment of dividends and repayment of capital over other classes of shares;

      (e) whether the share is a redeemable preference share or not, and if so:

            (i)   the Redemption Amount; and

            (ii) if the share is redeemable at the end of a fixed period, the Redemption Date, or otherwise the circumstances (if any) in which the share is redeemable at the option of the holder or of the Company, the way in which that option must be exercised and the way in which the resulting Redemption Date is ascertained, and may also specify that the dividend must be a franked dividend or must not be a franked dividend.

3.    FRANKED DIVIDENDS

      If the Issue Resolution specifies that the dividend on preference shares must be a franked dividend, it may also specify:

      (a) the extent to which the dividend must be franked (within the meaning of the Tax Act); and

      (b) the consequences of the dividend not being franked, which may include an increase of the dividend by the amount of franking credit which would have been imputed to the holder of the share under the Tax Act if the dividend had been franked in accordance with the Issue Resolution.


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

4.    DIVIDEND ENTITLEMENT

      The holder of a preference share is entitled to be paid on each Dividend Date, in priority to any payment of dividend on any other class of shares, a preferential dividend of the Dividend Amount for the Dividend Period ending on the day before that Dividend Date. The dividend entitlement is cumulative if the Issue Resolution states that it is cumulative and otherwise is non-cumulative.

5.    PRIORITY ON WINDING UP

      The holder of a preference share is entitled, on a winding up, to payment in cash of:

      (a)   the amount then paid up on the share; and

      (b) if the Issue Resolution states that dividends are cumulative, any arrears of dividend,

      in priority to any payment to the holders of ordinary shares and any other class of preference share over which the relevant Issue Resolution or rights conferred under rule 22.2 give it priority, but has no right to participate in surplus assets and profits of the Company or to vote on a winding up.

6.    VOTING

      The holder of a preference share has no right to vote at any meeting of members except:

      (a) if the Issue Resolution states that dividends are cumulative, during a period during which a dividend (or part of a dividend) on the share is in arrears;

      (b)   on a proposal to reduce the Company's share capital;

      (c)   on a resolution to approve the terms of a buy-back agreement;

      (d)   on a proposal that affects rights attached to the share;

      (e)   on a proposal to wind up the Company;

      (f) on a proposal for the disposal of the whole of the Company's property, business and undertaking;

      (g)   during the winding up of the Company; and

      (h) in any other circumstances as the Board determines prior to the allotment of preference shares.

7.    NOTICES AND FINANCIAL REPORTS

      The Company must give the holder of a preference share notice of each meeting of members in accordance with rule 13 and send the holder financial reports in accordance with rule 21.2.


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

8.    REDEMPTION OF REDEEMABLE PREFERENCE SHARES

      Subject to the Law, the Company must redeem a redeemable preference share on the Redemption Date by paying the Redemption Amount to the holder in cash, by cheque or in any other form that the holder agrees to in writing. If the Company sends the holder of a redeemable preference share a cheque for the Redemption Amount, the share is redeemed on the date on which rule 35.3(b) would treat the cheque as being received by the holder, whether or not the holder has presented the cheque. If the holder of a redeemable preference share does not present a cheque for the Redemption Amount within a reasonable period after it is sent, the Company must deal with the Redemption Amount in accordance with rule 36.

9.    EQUAL RANKING ISSUES

      Subject to the terms of issue of any particular class of preference share, the issue of further preference shares that rank equally with any issued preference shares is not taken to affect the rights of the holders of the existing preference share whether or not the Dividend Rate for the new preference share is the same as or different from that applicable to that preference share.

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